Filed Pursuant to 497(b)

Registration No. 333-136736

THE TOCQUEVILLE ALEXIS FUND,

a series of

THE TOCQUEVILLE ALEXIS TRUST

40 West 57th Street

New York, New York 10019

September 22, 2006

Dear Shareholders:

The Trustees of The Tocqueville Alexis Trust have determined that it is in the best interests of shareholders to merge The Tocqueville Alexis Fund (the “Alexis Fund”) into The Tocqueville Fund (the “Tocqueville Fund” and together with the Alexis Fund, the “Funds”), one of a series of five portfolios of The Tocqueville Trust (“Tocqueville Trust”). The Tocqueville Fund is managed by Tocqueville Asset Management L.P. (“TAM”), which also serves as the adviser to the Alexis Fund. As shareholders of the Alexis Fund you are being asked to approve the proposed merger at a special meeting of the shareholders to be held on October 27, 2006. Enclosed you will find various materials, including a Combined Proxy Statement/Prospectus and proxy ballot for this meeting. The materials will provide you with detailed information about the proposed merger. We at TAM, and the Board of Trustees of the Alexis Fund, believe the merger is in the best interests of the shareholders. The Board of Trustees of the Alexis Fund and I urge you to vote in favor of this merger.

Pursuant to the proposed merger, if approved by shareholders, at the close of business on October 31, 2006, the Alexis Fund will transfer its assets into the Tocqueville Fund and the Tocqueville Fund will assume the liabilities of the Alexis Fund. On that date, you will receive shares of the Tocqueville Fund equal in aggregate net asset value to your shares of the Alexis Fund.

Why are we proposing this merger? We have known for some time that the two Funds with essentially the same investment objective of seeking long-term capital appreciation have had long-term performance records that were very similar albeit with somewhat different investment emphases. The Tocqueville Fund has emphasized a value approach to investing, investing primarily in companies that TAM has identified as being out of favor or undervalued. The Alexis Fund emphasized a growth approach, investing primarily in companies which TAM identified as having strong growth characteristics but were out of favor or undervalued. In the short term the Funds’ performance varied, but in the long term (more than ten years) they were substantially the same.

We believe that this combination will provide substantial benefits to the shareholders of the Alexis Fund as discussed in the enclosed Proxy Statement. Working together to manage the combined Tocqueville Fund, Robert Kleinschmidt will continue to employ a value approach, while I will add a growth perspective. Over the four years that I have been with TAM, I have developed a close working relationship with Mr. Kleinschmidt with frequent investment discussions occurring nearly every day. Mr. Kleinschmidt and I each have substantial personal investments in our respective Funds and shall continue to do so in the combined Tocqueville Fund.

Shareholders of the Alexis Fund will experience an immediate reduction in the Fund’s expense ratio if the merger is approved. The expense ratio for the Alexis Fund is currently capped at 1.29% (although its actual expenses have exceeded that level and there seems little prospect that they will decline). If the merger is approved, TAM has agreed, through October 31, 2007, to waive fees or reimburse expenses in order to cap the Tocqueville Fund’s total annual operating expenses at 1.25%. Therefore your expense ratio will decline by at least 4 basis points for a minimum of one year. TAM has also agreed that such waiver will renew automatically each year unless TAM terminates the agreement by providing written notice to the Tocqueville Fund prior to October 31st each year. TAM expects that the increased size of the combined Tocqueville Fund will in reality keep the annual fund operating expenses below this cap. The merger will be structured to be tax-free to both Funds and their shareholders. There will be no dilution of your investment.

Every vote counts. Please cast yours as early as possible, so we can avoid incurring additional costs in re-soliciting your vote. If you have questions or would like to discuss alternatives, you may contact us at (800) 844-4836. If you invest through another financial institution, such as a brokerage firm, please contact your financial institution should you have any questions.

Sincerely,

Colin C. Ferenbach
President

THE TOCQUEVILLE ALEXIS FUND,

a series of

THE TOCQUEVILLE ALEXIS TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

October 27, 2006

40 West 57th Street

New York, New York 10019

(212) 698-0800

A Special Meeting of Shareholders of The Tocqueville Alexis Fund, a series of The Tocqueville Alexis Trust (the “Alexis Fund”) will be held at 9:00 a.m. on October 27, 2006, at the offices of the Alexis Fund at 40 West 57th Street, New York, New York 10019, for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement/Prospectus dated September 21, 2006.

1.	To approve the Agreement and Plan of Reorganization and Liquidation between The Tocqueville Fund, a series of The Tocqueville Trust (the “Tocqueville Fund”) and the Alexis Fund. The Agreement and Plan of Reorganization and Liquidation contemplates the transfer to the Tocqueville Fund of substantially all the assets and liabilities of the Alexis Fund in exchange for shares of the Tocqueville Fund and the distribution of such shares to the shareholders of the Alexis Fund, the liquidation and dissolution of the Alexis Fund, and the termination of the Alexis Fund’s registration under the Investment Company Act of 1940, as amended.

2.	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on September 1, 2006, are entitled to notice of, and to vote at, the meeting or any postponements or adjournments thereof.

By Order of the Board of Trustees

/s/ Steve Tyrrell
Steve Tyrrell, Secretary

New York, New York
September 21, 2006

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. ALTHOUGH YOU ARE INVITED TO ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES IN PERSON, IF YOU ARE UNABLE TO ATTEND, YOU MAY VOTE YOUR SHARES BY MAIL OR ELECTRONICALLY BY EITHER A TOUCH-TONE TELEPHONE 1-800-769-6414 OR THE INTERNET www.dfking.com/tocqueville IN ORDER TO VOTE BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DECIDE TO ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. IN ORDER TO VOTE ELECTRONICALLY, PLEASE SEE YOUR PROXY CARD FOR MORE INFORMATION AND THE INSTRUCTIONS. HOWEVER, IF YOU WANT TO CHANGE YOUR VOTE, YOU MAY DO SO USING THE PROXY CARD, TOUCH-TONE TELEPHONE OR INTERNET. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE ADVISER OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

COMBINED PROXY STATEMENT/PROSPECTUS

RELATING TO THE ACQUISITION OF ASSETS OF

THE TOCQUEVILLE ALEXIS FUND,

a series of

THE TOCQUEVILLE ALEXIS TRUST

40 West 57th Street

New York, New York 10019

(212) 698-0800

BY AND IN EXCHANGE FOR SHARES OF

THE TOCQUEVILLE FUND,

a series of

THE TOCQUEVILLE TRUST

40 West 57th Street

New York, New York 10019

(212) 698-0800

This Combined Proxy Statement/Prospectus relates to the proposed transfer to The Tocqueville Fund (the “Tocqueville Fund”), a series of The Tocqueville Trust (the “Tocqueville Trust”) of substantially all of the assets and liabilities of The Tocqueville Alexis Fund (the “Alexis Fund”), a series of The Tocqueville Alexis Trust. In exchange for substantially all of the assets and liabilities of the Alexis Fund, shares of the Tocqueville Fund will be distributed to the shareholders of the Alexis Fund and following such distribution, the Alexis Fund will be liquidated and dissolved (the “Reorganization”). As a result of the proposed transaction, each shareholder of the Alexis Fund will receive that number of full and fractional shares of the Tocqueville Fund equal in value at the time of the exchange to the value of such shareholder’s shares of the Alexis Fund (the Tocqueville Fund and the Alexis Fund are collectively referred to as, the “Funds”).

The Board of Trustees of both Funds believe that the Reorganization is in the best interests of the Funds and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Funds and their shareholders. The two Funds have essentially the same investment objective. The Tocqueville Fund seeks long-term capital appreciation while the Alexis Fund seeks long-term growth of capital. As adviser to the Tocqueville Fund, Tocqueville Asset Management L.P. (“TAM” or, the “Adviser”) follows a value approach to investing, meaning that it seeks to invest in companies that TAM’s research team has identified as out of favor or undervalued. This investment approach is similar to TAM’s investment approach, with respect to the Alexis Fund. For Alexis, TAM emphasizes a growth approach, investing primarily in companies which TAM identifies as having strong growth characteristics but are out of favor or undervalued.

This Combined Proxy Statement/Prospectus sets forth concisely information about the Tocqueville Fund that shareholders of the Alexis Fund should know before investing and should be read and retained by investors for future reference. Copies of the prospectus for the Tocqueville Fund dated February 28, 2006, the semi-annual report for the Tocqueville Fund for the period ended April 30, 2006, and the annual report for the Tocqueville Fund for the fiscal year ended October 31, 2005, are enclosed herewith and are incorporated by reference herein.

A Statement of Additional Information dated September 21, 2006, relating to this Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein. A Statement of Additional Information for the Tocqueville Fund dated February 28, 2006, containing additional and more detailed information about the Tocqueville Fund, has been filed with the SEC and is incorporated by reference herein. In addition, a prospectus for the Alexis Fund dated February 28, 2006, and a Statement of Additional Information for the Alexis Fund dated February 28, 2006, have been filed with the SEC and are incorporated by reference herein.

Copies of these documents are available without charge and can be obtained by writing to Tocqueville Asset Management L.P., at 40 West 57th Street, New York, New York 10019, or by calling toll free (800) 844-4836, with respect to the Alexis Fund, or (800) 697-3863, with respect to the Tocqueville Fund. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This Combined Proxy Statement/Prospectus is dated September 21, 2006.

ii

iii

INTRODUCTION

Synopsis

This synopsis provides a concise summary of the information contained in this Combined Proxy Statement/Prospectus, and presents key considerations for shareholders of the Alexis Fund to assist them in determining whether to approve the Agreement and Plan of Reorganization and Liquidation of the Alexis Fund (the “Plan”).

The Reorganization.

The Reorganization involves the transfer of substantially all of the assets and liabilities of the Alexis Fund in exchange for shares of the Tocqueville Fund. The transfer of assets by the Alexis Fund will occur at their current market value as determined in accordance with the Alexis Fund’s valuation procedures and shares of the Tocqueville Fund to be issued to the Alexis Fund shall be valued at their current net asset value determined in accordance with the Tocqueville Fund’s valuation procedures. Following this distribution, shares of the Tocqueville Fund will be distributed to shareholders of the Alexis Fund in liquidation of the Alexis Fund and the Alexis Fund subsequently will be dissolved. In connection therewith, the Alexis Fund will deregister under the Investment Company Act of 1940, as amended (the “Act”), by filing the appropriate application with the SEC. See “Information About the Reorganization—Material Features of the Plan.”

As a result of the proposed Reorganization, each shareholder of the Alexis Fund will receive that number of full and fractional shares of the Tocqueville Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Alexis Fund. The Reorganization is expected to constitute a tax-free exchange of shares for the Alexis Fund shareholders and is not expected to have any tax impact to the shareholders of the Tocqueville Fund.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. For more information about the Reorganization, see “Information About the Reorganization” below.

Comparison of Investment Objectives and Policies of the Funds.

The Funds are both open-end management investment companies. Both Funds are diversified funds, which means that they are limited as to amounts they may own of issuers with respect to 75% of their assets. The investment objective of the Tocqueville Fund is to seek long-term capital appreciation. The investment objective of the Alexis Fund is to seek long-term growth of capital. The Tocqueville Fund pursues its objective by investing primarily in the equity securities of United States companies that TAM believes to be undervalued or out of favor. The Tocqueville Fund may invest up to 25% of its total assets in securities of foreign issuers traded in the United States or in American Depository Receipts (“ADRs”). The Alexis Fund pursues its objective by investing at least 65% of its net assets in the equity securities of United States companies. The Alexis Fund may invest the remaining 35% of its assets in foreign equity securities, in investment-grade United States and foreign fixed income securities of corporate or governmental issuers, or in other investments. The investment policies and strategies of the Funds are described in greater detail in “Additional Information About the Funds—Comparison of Funds.”

Comparison of Investment Advisory, Administration and Distribution and Service Plan Arrangements and Fees.

Tocqueville Asset Management L.P. serves as the investment adviser for both Funds. TAM also serves as administrator for the Tocqueville Fund, while U.S. Bancorp Fund Services, LLC serves as the administrator for the Alexis Fund and the sub-administrator for the Tocqueville Fund (the “Administrator”).

Investment Advisory and Administration Arrangements. The investment advisory fee and administration fee are higher for the Tocqueville Fund than for the Alexis Fund. Under its Investment Advisory Agreement with the Alexis Fund, TAM receives an advisory fee equal, on an annualized basis, to .60% of the Fund’s average daily net assets. The advisory fee is subject to reduction pursuant to an Expense Limitation Agreement between TAM and the Alexis Fund. Pursuant to this Expense Limitation Agreement, to the extent that any waiver of fees by the Alexis Fund’s distributor under its Distribution Agreement (as discussed below) is not sufficient to maintain the Fund’s total annual fund operating expenses at 1.294%, TAM will waive its investment advisory fees to the extent necessary to cap the Alexis Fund’s total annual fund operating expenses at 1.294%. The Expense Limitation Agreement between TAM and the Alexis Fund is in effect until February 28, 2007. Pursuant to its Administration Agreement, the Administrator receives a fee that is based on the combined assets of the Alexis Fund and the five funds comprising the Tocqueville Trust, which includes the Tocqueville Fund. The Administrator receives a fee equal, on an annualized basis, to .05% of each Fund’s average daily net assets on the first $400 million of combined assets, .03% of each Fund’s average daily net assets on the next $600 million of combined assets and .02% of each Fund’s average daily net assets on the balance of the combined assets. The Administrator’s fee is subject to a combined minimum annual fee of $240,000 for the Alexis Fund and the five funds of the Tocqueville Trust. Fees associated with extraordinary services are billed separately. The Alexis Fund pays the Administrator directly, whereas TAM pays the Administrator on behalf of the Tocqueville Fund, pursuant to its Sub-Administration Agreement, as discussed below.

Under its Investment Advisory Agreement with the Tocqueville Fund, TAM receives an advisory fee equal, on an annualized basis, to .75% of the Fund’s average daily net assets on the first $1 billion and .65% of the Fund’s average daily net assets in excess of $1 billion. In addition, TAM receives an administrative services fee from the Tocqueville Fund pursuant to its Administration Agreement equal, on an annualized basis, to .15% of the Tocqueville Fund’s average daily net assets. As discussed above, a portion of this .15% fee is used by TAM to pay the Administrator on behalf of the Tocqueville Fund. TAM has agreed, if the Reorganization is consummated, to enter into an expense limitation agreement with the Tocqueville Fund to waive its advisory fee or reimburse the Tocqueville Fund for its expenses to the extent necessary to ensure that the Tocqueville Fund’s total annual fund operating expenses will not exceed 1.25% through October 31, 2007. There can be no assurance that this expense limitation agreement will be continued after October 31, 2007. If the expense limitation agreement is not continued, TAM’s advisory fee will be as described above and the Tocqueville Fund’s total operating expenses may or may not be higher than 1.25%. TAM has agreed that such expense limitation agreement will renew automatically each year unless TAM terminates the agreement by providing written notice to the Tocqueville Fund prior to October 31st each year. See “Additional Information About the Funds—Advisory Arrangements.”

Distribution Arrangements. Lepercq, de Neuflize/Tocqueville Securities, L.P. (the “Distributor”) acts as the principal distributor for the Funds. The Distributor, as agent for the Funds, uses its best efforts to distribute shares of the Funds on a continuous basis. The Tocqueville Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Act. Under this Rule 12b-1 Plan, the Tocqueville Fund may pay the Distributor, on an annualized basis, in an amount up to .25% of its average daily net assets, for expenses incurred in connection with the cost of advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents.

The Alexis Fund has also adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. Under its 12b-1 Plan, the Alexis Fund compensates the Distributor in an amount equal, on an annualized basis, to .25% of its average daily net assets to finance activity primarily intended to result in the sale of its shares. Such sales activities include the printing and mailing of prospectuses to persons other than then-current shareholders, the printing and mailing of sales literature and compensation to authorized dealers. Pursuant to its Distribution Agreement with the Alexis Fund, the Distributor has agreed to waive the .25% fee to the extent necessary to ensure that the Alexis Fund’s total annual fund operating expenses do not exceed 1.294%, on an annualized basis, of its average daily net assets.

2

The Boards consider the actual amounts expended by the Distributor in determining whether or not to renew the plans.

Shares of the Funds may be sold through broker-dealers who have entered into sales agreements with the Distributor. Shares of the Funds are offered for sale on a no-load basis, which means that no sales commissions are charged on purchases of these shares. However, the Funds charge a redemption fee of 2.00% (as a percentage of the amount redeemed) on redemptions of shares held 120 days or less. The terms of the redemption fee, and the types of investments that are exempt from the redemption fee, are the same for both Funds, except that, unlike the Alexis Fund, which is the only series of The Tocqueville Alexis Trust, the Tocqueville Fund has an exchange privilege among all the series of the Tocqueville Trust, the First American Prime Obligation Fund and the First American Intermediate Bond Fund. The redemption fee applies in connection with the redemptions made pursuant to this exchange privilege.

Purchases, Redemptions and Exchanges. The Funds sell and redeem their shares on a continuing basis at their net asset values and do not impose a sales charge for either sales or redemptions. Other purchase and redemption procedures applicable to the Funds are substantially the same. Shares of the Tocqueville Fund issued to the Alexis Fund shareholders as a result of the proposed Reorganization will be deemed to be held for the period the shares were held in the Alexis Fund prior to the Reorganization and in the Tocqueville Fund after the Reorganization for purposes of determining whether the redemption fee is applicable. Pursuant to the Tocqueville Fund’s exchange privilege, Tocqueville Fund shareholders can exchange some or all of their shares for shares of the other four funds in the Tocqueville Trust i.e., The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund. Exchanges into all Funds in the Tocqueville Trust will be at the then current net asset value. However, because the Genesis Fund assesses a sales load, exchanges into that fund will also be charged the applicable sales load. Tocqueville Fund shareholders also can exchange some or all of their shares for shares of certain funds managed by an affiliate of the Funds’ transfer agent.

Tax Consequences. In the opinion of Paul, Hastings, Janofsky & Walker LLP, the proposed transaction will qualify as a tax-free reorganization for federal income tax purposes. As a result, no gain or loss will be recognized by either the Tocqueville Fund, the Alexis Fund, or the shareholders of the Alexis Fund as a result of the Reorganization. However, the Alexis Fund will have non-qualifying gross income equal to its reorganization expenses paid by the Adviser. See “Information About the Reorganization—Federal Income Tax Consequences.”

Other Considerations. In the event the shareholders of the Alexis Fund do not approve the Reorganization, the Board will consider possible alternatives to the proposed Reorganization, including the liquidation of the Alexis Fund. Shareholders have no right of appraisal, but may continue to redeem their shares in accordance with the Alexis Fund’s normal redemption policies.

Cost of the Reorganization. All legal fees and other costs associated with this Reorganization incurred by the Alexis Fund including legal fees, the cost of the preparation and distribution of the proxies and proxy statements and any other out-of-pocket expenses in an amount of approximately $60,000 will be borne by TAM.

3

Comparison of Fees and Expenses

The following table shows: (i) the fees and expenses of the Tocqueville Fund as of October 31, 2005; (ii) the fees and expenses of the Alexis Fund as of October 31, 2005; and (iii) the estimated fees and expenses of the Tocqueville Fund on a pro forma basis after giving effect to the Reorganization.

FEE TABLE

Shareholder Fees (fees that are paid directly from your investment)	Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None		None		None
Maximum Sales Charge (Load) Imposed on Reinvestment Dividends	None		None		None
Redemption Fee	2.00	%(1)	2.00	%(1)	2.00	%(1)
Exchange Fee	None		(2)		(2)
Maximum Account Fee	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
(as a % of average net assets)
Advisory Fees	.60%		.75%		.75%
Rule 12b-1 Fee	.25	%(3)	.25%		.25%
Other Expenses	.57%		.34%		.34%
Total Annual Fund Operating Expenses	1.42%		1.34%		1.34%
Less Fee Waivers	(.13	)%(3)	.00%		(.09	)%(4)
Net Annual Fund Operating Expenses	1.29	%(3)	1.34%		1.25	%(4)

(1)	A redemption fee is imposed on redemptions of shares held 120 days or less. Please see “Comparison of Investment Advisory, Administration and Distribution and Service Plan Arrangements and Fees” above for more information concerning the redemption fee. The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.
(2)	The Transfer Agent charges a $5 fee for each telephone exchange.
(3)	Under the Distribution Agreement with the Alexis Fund, the Distributor has agreed to waive its fees to the extent necessary to cap the Alexis Fund’s total annual fund operating expenses, on an annualized basis, at 1.294% of its average daily net assets. The Distribution Agreement has an indefinite term, subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s shareholders, and by vote of a majority of Alexis’s Trustees who are not interested persons of the Distributor. The Distribution Agreement may be terminated by either party on sixty days written notice to the other party. To the extent that any waiver of fees by the Distributor under the Distribution Agreement is not sufficient to maintain the Alexis Fund’s total annual fund operating expenses at 1.294%, the Adviser is contractually obligated to waive its investment advisory fees to the extent necessary to cap the Fund’s total annual fund operating expenses, on an annualized basis, at 1.294%. The Expense Limitation Agreement with respect to the advisory fee shall remain in effect until February 28, 2007.
(4)	If the Reorganization is consummated, TAM has agreed to execute an Expense Limitation Agreement which will provide that it will waive its fees or reimburse the Tocqueville Fund for its expenses to the extent necessary to ensure that the Tocqueville Fund’s total annual fund operating expenses do not exceed 1.25%. This Expense Limitation Agreement would remain in effect until October 31, 2007, and would renew automatically for an additional 12-month term unless TAM terminated the agreement by providing written notice to the Fund prior to October 31, 2007.

4

Example

This Example is intended to help you compare the cost of investing in the Alexis Fund, the Tocqueville Fund and, on a pro forma basis, in the combined fund following the Reorganization and also allows you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The Example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Funds’ operating expenses remain the same and you reinvest all dividends and distributions.

	1 Year	3 Years	5 Years	10 Years
Alexis Fund:	$132	$410	$710	$1,561
Tocqueville Fund :	$136	$425	$734	$1,613
Pro Forma Combined:	$127	$416	$725	$1,605

This Synopsis is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, including information incorporated by reference herein.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Funds are not materially different, except that the Alexis Fund may invest to a greater degree in foreign issuers than the Tocqueville Fund.

Both Funds invest primarily in common stocks of United States companies, and therefore investors are subject to risks inherent in an investment in common stocks, including stock market fluctuations, fluctuations in the value of the Funds’ portfolios and liquidity risks (the risk that a trading market may not exist for a stock when the Funds decide to sell it). When stock prices fluctuate, the Funds’ share prices may go down in value. Also, common stocks selected by each Fund may or may not increase in value when the stock market is rising or may fail to perform as expected. The Alexis Fund may invest up to 35% of its net assets in securities of foreign issuers. The Tocqueville Fund may invest up to 25% of its total assets in securities of foreign issuers traded in the United States or in ADRs. ADRs are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or corresponding bank. Investments in such securities involve additional risks including fluctuations in foreign exchange rates, future political and economic developments and possible imposition of exchange controls or other foreign governmental laws or restrictions. Also, foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. Thus, the prices of securities in different countries are subject to different economic, financial, political and social factors. As of April 30, 2006, the Alexis Fund had approximately 22.2% of its net assets in securities of foreign issuers, compared to the Tocqueville Fund, which had approximately 16.7% of its total assets in securities of foreign issuers traded in the United States or in ADRs.

In addition, the Funds may invest in government securities, which are not guaranteed against price movements. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. The Funds may also invest in fixed income securities and preferred stocks, and such investments are subject to interest rate risk, credit (or default) risk, inflation risk or reinvestment risk. Generally, interest rates and bond prices move inversely (that is, bond prices decline when interest rates rise and bond prices rise when interest rates decline). Therefore, the value of these investments may be expected to decline when interest rates rise. Fixed income securities are also subject to the risk that a decline in an issuer’s creditworthiness or the credit rating of its securities will affect the value of the issuer’s bonds and the Fund’s portfolio as a whole. In order to reduce the risk of non-payment of principal or interest, the Alexis Fund invests only in fixed income securities rated “A” or better by Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”), whereas the Tocqueville Fund may invest in fixed income securities rated BBB by S&P or Baa by Moody’s.

5

INFORMATION ABOUT THE REORGANIZATION

Material Features of the Plan

The Agreement and Plan of Reorganization and Liquidation sets forth the terms and conditions of the Reorganization. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A to this combined Proxy Statement/Prospectus.

At consummation of the Reorganization, if it is approved by the shareholders of the Alexis Fund, substantially all of the assets and liabilities of the Alexis Fund would be transferred to the Tocqueville Fund in exchange for shares of the Tocqueville Fund (liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of the Alexis Fund including the cost of any portfolio securities purchased but not yet settled). The transfer of assets by the Alexis Fund will occur at their current market value as determined in accordance with the Alexis Fund’s valuation procedures and shares of the Tocqueville Fund to be issued to the Alexis Fund shall be valued at their current net asset value determined in accordance with the Tocqueville Fund’s valuation procedures. These shares would be distributed by the Alexis Fund to its shareholders in exchange for shares of the Alexis Fund. Such exchange will occur at each share’s current net asset value. Following this distribution, the Alexis Fund would be liquidated and dissolved and its registration under the Act would be terminated.

After completion of the Reorganization, each shareholder of the Alexis Fund will own shares of the Tocqueville Fund equal in aggregate net asset value to the current aggregate net asset value of their shares of the Alexis Fund. In essence, shareholders of Alexis who vote their shares in favor of the Plan are electing to redeem their shares of Alexis at net asset value and reinvest the proceeds in shares of Tocqueville at net asset value without a sales charge and without recognition of taxable gain or loss for federal income tax purposes (see “Federal Income Tax Consequences” below).

TAM will bear the cost of all legal and other expenses associated with the Reorganization, including accounting, printing, transfer agency, filing, proxy soliciting, transfer taxes and similar expenses. These expenses are expected not to exceed $60,000.

The consummation of the Reorganization is contingent upon a number of conditions, including the approval by the shareholders of the Alexis Fund and the receipt of the opinions of counsel as to the tax-free nature of the transactions. See Exhibit A. The vote of the lesser of (i) 67% or more of the Alexis Fund shares present or represented at the meeting, if shareholders of more than 50% of all shares of the Alexis Fund are present or represented by proxy, or (ii) more than 50% of all shares of the Alexis Fund is required for the approval of the Plan, including the liquidation and dissolution of the Alexis Fund. If shareholders do not approve the Plan, the Reorganization will not be effected and the Board will consider possible alternatives, including the possible liquidation of the Alexis Fund. In addition, under the Plan, either of the Funds may abandon and terminate the Plan at any time prior to the Closing Date (as defined in the Plan attached hereto as Exhibit A) without liability if (i) the other party breaches any material provision of the Plan, (ii) prior to the Closing Date, any legal, administrative or other proceeding shall be instituted or threatened seeking to restrain or otherwise prohibit the transactions contemplated by the Plan and/or asserting a material liability of either party, which proceeding has not been terminated or the threat thereto removed prior to the Closing Date or (iii) on the Valuation Date (as defined in the Plan attached hereto as Exhibit A) either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares and such suspension continues for a period of 60 days beyond the Valuation Date.

The actual exchange of assets is expected to take place on or about October 31, 2006 (defined in the Plan as the “Closing Date”). The stock transfer books of the Alexis Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received after that

6

date will be treated as requests for redemptions of shares of the Tocqueville Fund to be distributed to the shareholders requesting redemption. If any shares of the Alexis Fund are represented by a share certificate, the certificate must be surrendered to the Fund’s transfer agent for cancellation before the Tocqueville Fund’s shares issuable to the shareholder pursuant to this Plan will be redeemed. Any special options relating to a shareholder’s account in the Alexis Fund will transfer over to the Tocqueville Fund without the need for the shareholder to take any action.

Under the Plan, within one year after the Closing Date, the Alexis Fund shall (a) effect its liquidation and dissolution under Delaware law, terminate its registration under the Act and file a final report to the SEC under the Act, and (b) either pay or make provision for all of its debts and taxes.

The Plan provides that the Board of Trustees of the Alexis Fund will declare a dividend or dividends with respect to the Fund prior to the Closing Date. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Alexis Fund all undistributed ordinary income earned and net capital gains recognized up to and including the Closing Date. Shareholders of the Alexis Fund will recognize ordinary income and capital gain with respect to this distribution and such income and gain may be subject to federal, state and/or local taxes.

If the Plan is approved by shareholders, the Alexis Fund reserves the right to sell portfolio securities and/or purchase other securities, to the extent necessary so that the asset composition of the Alexis Fund is consistent with the investment policies and restrictions of the Tocqueville Fund. To the extent the Alexis Fund sells securities at a gain, current shareholders may receive a capital gain dividend. As discussed above, such capital gain dividend may be subject to federal, state and/or local taxes. Transaction costs associated with any such purchases and sales would be borne by TAM. However, it is not the present intention of the Alexis Fund to engage in such transactions.

Either Fund’s Board may abandon the Plan at any time for any reason prior to the Closing Date. The Plan provides further that at any time prior to the Reorganization, the Funds may (to the fullest extent permitted by law), with authorization by the Board, amend any of the provisions of the Plan.

Reasons for the Reorganization

The Board of Trustees of the Tocqueville Alexis Trust (the “Board”) considered the Reorganization and adopted the Plan at a meeting on August 8, 2006. At the meeting, TAM recommended to the Board that they adopt the Plan.

In approving the Reorganization, the Board of the Alexis Fund determined that it is in the best interests of the Alexis Fund and its shareholders to reorganize the Alexis Fund into the Tocqueville Fund. The Board of Trustees of the Tocqueville Fund also determined that the consummation of the Reorganization was in the best interests of the shareholders of the Tocqueville Fund. In making this determination, the Boards considered a number of factors, including, the similarity of the investment objectives of the Funds; the greater asset size of the Tocqueville Fund relative to that of the Alexis Fund and the possibility that greater aggregate assets upon consummation of the proposed Reorganization would allow the Tocqueville Fund to take advantage of the possible benefits of a larger asset base, including economies of scale and spreading costs across a larger asset base to the benefit of all shareholders; the relative performance of the Funds; that the proposed reorganization would be tax-free for shareholders of the Alexis Fund and would have no tax impact on shareholders of the Tocqueville Fund; and the interests of the Alexis Fund shareholders and the Tocqueville Fund’s shareholders would not be diluted as a result of the proposed Reorganization.

The Board also considered the fact that the Funds share the same service providers and considered TAM’s view that a reduction in expenses could potentially be realized as a result of the elimination of duplicative costs presently incurred for services that are performed for both Funds.

7

The Board also considered TAM’s view that the most appropriate method of combining the Funds would be through a tax-free reorganization of the assets of the Funds and that the Reorganization was a better alternative than other available alternatives, including continuing the Fund or its liquidation. The Board considered that shareholder approval to the Reorganization would be required and that shareholders who disapproved of the Reorganization had the ability to redeem their shares without payment of a redemption fee (except for redemptions within 120 days of purchase).

The Board considered that the Tocqueville Fund pays a higher advisory fee to TAM and considered that TAM would also receive additional fees pursuant to its Administration Agreement with the Tocqueville Trust. The Board also considered TAM’s commitment to enter into an Expense Limitation Agreement for the Tocqueville Fund fee to maintain the Fund’s expense ratio to no greater than 1.25% through October 31, 2007. The Board considered that this agreement was not binding after such date, but noted that the agreement would renew automatically each year unless TAM terminated the agreement by providing written notice to the Tocqueville Fund prior to October 31st each year.

The Board also considered Mr. Ferenbach’s continued involvement in managing the assets of the Tocqueville Fund, following the Reorganization.

For reasons similar to those described above, the Board of Trustees of the Tocqueville Trust have also approved a proposed reorganization consisting of a transfer of substantially all of the assets and liabilities of The Tocqueville Genesis Fund (the “Genesis Fund”), also a series of the Tocqueville Trust, in exchange for shares of the Tocqueville Fund (the “Genesis Reorganization”). The proposed Genesis Reorganization is subject to shareholder approval by the Genesis Fund shareholders, such special meeting of shareholders is expected to occur on the same date as the Alexis Fund shareholders’ meeting date. The Board considered the Genesis Reorganization when considering approval of the Plan and determined that if approved, the Genesis Reorganization would be a benefit to those Alexis Fund shareholders who would become shareholders of the Tocqueville Fund. The Reorganization discussed in this Combined Proxy Statement / Prospectus and the proposed Genesis Reorganization are independent of each other and if approved by their respective shareholders either reorganization will occur regardless of whether the other reorganization is also approved.

Federal Income Tax Consequences

Each Fund intends to qualify as of the Closing Date, as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each of the Funds have been, and expect to continue to be, relieved of all or substantially all federal income taxes. The exchange of the assets of the Alexis Fund for shares of the Tocqueville Fund and the assumption by the Tocqueville Fund of the liabilities of the Alexis Fund, and the liquidation of the Alexis Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. As a condition to the closing of the proposed transaction, the Funds will each receive the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Funds, to the effect that, based on certain assumptions and on the existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

(1)	The transfer of all of the assets and liabilities of the Alexis Fund to the Tocqueville Fund in exchange for shares of the Tocqueville Fund and the distribution to shareholders of the Alexis Fund of shares of the Tocqueville Fund, as described in the Plan, will constitute a tax-free “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, and the Alexis Fund and the Tocqueville Fund each will be considered “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)

No gain or loss will be recognized by the Alexis Fund upon (a) the transfer of its assets and liabilities to the Tocqueville Fund in exchange for the issuance of shares of the Tocqueville Fund to the Alexis Fund and the assumption by the Tocqueville Fund of the Alexis Fund’s

8

liabilities, if any, and (b) the distribution by the Alexis Fund to its shareholders of shares of the Tocqueville Fund received as a result of the Reorganization (Sections 361(a), 354(a) and 357(a) of the Code);

(3)	No gain or loss will be recognized by the Tocqueville Fund upon its receipt of the assets and liabilities of the Alexis Fund in exchange for the issuance of shares of the Tocqueville Fund to the Alexis Fund and the assumption by the Tocqueville Fund of the Alexis Fund’s liabilities, if any (Section 1032(a) of the Code);

(4)	The tax basis of the Tocqueville Fund shares received by a shareholder of the Alexis Fund will be the same as the tax basis of the shareholder’s Alexis Fund shares immediately prior to the Reorganization (Section 358(a)(i) of the Code);

(5)	The tax basis of the Tocqueville Fund in the assets and liabilities of the Alexis Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the Alexis Fund immediately before the Reorganization (Section 362(b) of the Code);

(6)	The tax holding period for the shares of the Tocqueville Fund issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of the Alexis Fund exchanged therefore, provided that the shareholder held such shares of the Alexis Fund as capital assets;

(7)	The tax holding period for the Tocqueville Fund with respect to the assets and liabilities of the Alexis Fund received in the Reorganization will include the period for which such assets and liabilities were held by the Alexis Fund (Section 1223(2) of the Code); and

(8)	The Alexis Fund’s shareholders will not recognize gain or loss upon the exchange of their shares of the Alexis Fund for shares of the Tocqueville Fund as part of the Reorganization.

The Alexis Fund will have non-qualifying income in an amount equal to its reorganization expenses paid by TAM. The Alexis Fund does not expect such non-qualifying income to prevent the Tocqueville Fund from qualifying as a regulated investment company.

The Funds have not sought a tax ruling on the federal tax consequences of the Reorganization from the Internal Revenue Service (“IRS”). The opinion from Paul, Hastings, Janofsky and Walker, LLP, with respect to the federal income tax consequences of the Reorganization described in this section is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

Shareholders of the Alexis Fund should consult their tax advisers regarding the effect, if any, of the proposed transaction in light of their individual circumstances, including foreign, state and local tax consequences, if any, of the proposed transaction.

Description of Shares to be Issued

Full and fractional shares of the Tocqueville Fund will be issued to shareholders of the Alexis Fund in accordance with the procedures under the Plan as described above. The Tocqueville Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Tocqueville Trust consists of five series, The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a fund and in the fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of

9

Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each fund and to approve the fund’s Investment Advisory Agreement and Distribution Plan pursuant to Rule 12b-1 of the Act.

The Tocqueville Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Tocqueville Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Tocqueville Trust and provides for indemnification and reimbursement of expenses out of the Tocqueville Trust property for any shareholder held personally liable for the obligations of the Tocqueville Trust. The Tocqueville Trust’s Declaration of Trust further provides that obligations of the Tocqueville Trust are not binding upon the Trustees individually but only upon the property of the Tocqueville Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Capitalization Table (Unaudited)

The table below sets forth the existing capitalization of the Funds, as well as the pro forma capitalization of the Tocqueville Fund following the consummation of the Reorganization, as of April 30, 2006.

	Alexis Fund	Tocqueville Fund	Pro forma combined Tocqueville Fund
Net Assets	$77,820,343	$239,632,384	$317,452,727
Shares Outstanding	5,614,991	9,371,794	12,415,115
Net Asset Value Per Share	$13.86	$25.57	$25.57

There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of each Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Funds.

Rights of Securities Holders

The Tocqueville Fund is a Massachusetts business trust. The Alexis Fund is a Delaware business trust. As business trusts, the operation of the Funds is governed by their respective Declaration of Trust and applicable Massachusetts or Delaware law. Shares of the Funds are redeemable at their net asset value. The voting rights of both Funds are substantially the same. The shares of each Fund entitle the holder to one vote per share on the election of trustees and all other matters submitted to shareholders. All shares of each class of each such Fund participate equally in its dividends and distributions and in its net assets on liquidation, and all shares of each, when issued, are fully paid and non-assessable, freely transferable and have no preference, pre-emptive or conversion rights. It is contemplated that neither Fund will hold regular annual meetings of shareholders. Other than as described herein, there are no material differences between the rights of securities holders of the Alexis Fund and the rights of securities holders of the Tocqueville Fund.

10

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Funds

TOCQUEVILLE FUND (the Surviving Fund)	ALEXIS FUND

Investment Objective

The Tocqueville Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Tocqueville Fund seeks to achieve its investment objective by investing primarily in common stocks of United States companies.

The Tocqueville Fund may also invest up to 25% of its total assets in common stocks of foreign companies traded in the United States or in American Depository Receipts (ADRs). The Fund may also invest in warrants issued by United States and foreign issuers.

The Tocqueville Fund may invest up to 5% of its total assets in debt instruments convertible into common stock.

The Tocqueville Fund may also invest up to 10% of its total assets in gold bullion from United States institutions. The Fund may also invest in repurchase agreements, which are fully collateralized by United States government securities, including securities of United States government agencies, or other collateral that the Adviser deems appropriate.

Investment Objective

The Alexis Fund seeks long-term growth of capital.

Principal Investment Strategies

The Alexis Fund will primarily invest in common stocks of United States companies with market capitalizations of any size.

Under normal market conditions, the Alexis Fund invests at least 65% of its net assets in the equity securities of United States companies.

The Alexis Fund may invest the remaining 35% of its assets in foreign equity securities, in investment-grade United States and foreign fixed income securities of corporate or governmental issuers or in other investments.

The Alexis Fund’s foreign equity investments are generally equity securities of companies with large market capitalizations (i.e. $5 billion or more), although the Fund has the ability to invest in foreign companies of any size. The companies may be publicly traded in the United States, through ADRs, or on a foreign securities exchange in a foreign currency.

The investment strategy of the Tocqueville Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Adviser helps the portfolio manager find companies which have good businesses; the Adviser’s contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices. Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager’s judgments will be based on a

The Alexis Fund may invest in investment-grade fixed-income securities rated “A” or better of a variety of issuers, including domestic or foreign corporations or other entities and United States or foreign governments or their agencies, instrumentalities or sponsored enterprises. The Fund invests only in fixed income securities rated “A” or better at the time of purchase by Standard & Poor’s Corporation or Moody’s Investor Services, Inc. or, if unrated, fixed income securities that are determined by the Adviser to be of comparable quality.

In selecting equity securities, the Adviser focuses on the stocks of undervalued United States and foreign companies that, in its view:

•        have superior financial and operating characteristics;

11

comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The portfolio manager considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio manager acquires his investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio manager then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the portfolio manager may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio manager will purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Mr. Robert W. Kleinschmidt has been the portfolio manager of the Tocqueville Fund since 1992. Mr. Kleinschmidt is the President, Chief Investment Officer and a director of Tocqueville Management Corporation. He previously held executive positions at the investment management firm David J. Greene & Co. Mr. Kleinschmidt has a BBA in accounting from the University of Wisconsin and an MA in economics from the University of Massachusetts.

•        have long-term prospects for growth; and

•        are underpriced by the securities markets.

The Adviser uses fundamental analysis, in-depth field research, and research and information provided by others to identify companies that appear both underpriced and positioned to benefit from the current market and economic environment. In doing so, the Adviser considers a variety of factors, such as:

•        a company’s financial resources;

•        the value of its assets;

•        its sales and earnings growth;

•        the quality of its management; and

•        its overall business prospects.

The Adviser generally sells a security when its market price equals or exceeds the Adviser’s expected valuation of the security or when security reaches levels believed unacceptable by the Adviser.

The Adviser may select investments in fixed income securities for defensive or offensive reasons. When buying for defensive reasons the Adviser selects fixed income securities that may reduce the overall risks of the Fund’s portfolio. When buying for offensive reasons the Adviser selects fixed-income securities based upon their potential to appreciate in value. Fixed-income securities that have the potential to appreciate in value also have the potential to depreciate in value. In making such investments the Adviser bases its judgment on factors such as the future trend of long-term interest rates and/or foreign currency movements. The Fund may only purchase Investment-Grade Fixed-Income Securities rated “A” or better, as stated above.

Mr. Colin C. Ferenbach serves as portfolio manager for the Alexis Fund. Mr. Ferenbach joined the Adviser as Managing Director in January of 2002. Prior thereto, Mr. Ferenbach served as portfolio manager to the Fund while employed as a Managing Director at Haven Capital Management, Inc., the Fund’s investment adviser from 1994 to February of 2002.

12

Performance

The bar charts and performance table below illustrate the risks and volatility of an investment in the Funds. Of course, past performance (before and after taxes) is not an indication of future results.

The bar charts show the changes in the Funds’ performance from year to year.

The Tocqueville Fund

During this period, the best performance for a quarter was 20.71% (for the quarter ended 6/30/03). The worst performance was -18.39% (for the quarter ended 9/30/02).

The Tocqueville Alexis Fund

During this period, the best performance for a quarter was 16.09% (for the quarter ended 12/31/98). The worst performance was -16.63% (for the quarter ended 9/30/98).

The Tocqueville Fund’s performance for the six-month period ending June 30, 2006, was 4.78%.

The Alexis Fund’s performance for the six-month period ending June 30, 2006, was -2.57%.

13

The following tables compare each Fund’s average annual total returns for the periods ended December 31, 2005, to those of an appropriate broad-based market index. Returns after taxes in the tables below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. If a Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed that Fund’s other return figures. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, after-tax returns are not relevant to investors who hold their shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Tocqueville Fund

	One Year	Five Years	Ten Years
Return Before Taxes	12.60%	7.68%	10.81%
Return After Taxes on Distributions	12.13%	7.37%	9.64%
Return After Taxes on Distributions and Sale of Fund Shares	8.83%	6.61%	9.04%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	9.07%

*	Average annual total return is a measure of the Fund’s performance over time. The Fund’s average annual return is compared with the S&P 500 Index. While the Fund does not seek to match the returns of the S&P 500 Index, this Index is a good indicator of general stock market performance. You may not invest directly in the S&P 500 Index and, unlike the Fund, it does not incur fees and expenses.

Effective February 1, 2000, the Tocqueville Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.

The Tocqueville Alexis Fund

	One Year	Five Years	Ten Years
Return Before Taxes	0.17%	2.91%	9.62%
Return After Taxes on Distributions	(0.75)%	1.99%	7.93%
Return After Taxes on Distributions and Sale of Fund Shares	1.33%	2.32%	7.85%
*S&P 500 Index (reflects no deductions for fees, expenses or taxes)	4.91%	0.54%	9.07%
**Lipper Multi-Cap Core Fund Index	8.22%	2.21%	8.92%
***Wilshire 4500 Index (reflects no deductions for fees, expenses or taxes)	10.03%	6.86%	9.79%

*	The S&P 500 Index is a widely-recognized, unmanaged index of U.S. common stocks.
**	The Lipper Multi-Cap Core Fund Index is an unmanaged index comprised of the largest 30 funds in the Lipper Multi-Cap Core Fund category.
***	The Wilshire 4500 Index is an unmanaged index of all U.S. equity securities with readily available price data not included in the S&P 500 Index.

Additional information about the Funds, including risks associated with an investment in the Funds, performance, management, organization and capital structure, disclosure of portfolio holdings, shareholding information (including information as to the pricing of shares), and distribution arrangements are contained in the prospectus, annual and semi-annual reports for each of the Funds, copies of which are included with this combined Prospectus/Proxy Statement for the Tocqueville Fund and are incorporated herein by reference. A statement of additional information (“SAI”) for each of the Funds also contains additional information concerning these matters. The prospectus, annual and semi-annual reports for the Alexis Fund and each SAI is available upon request as described on the first page of this combined Proxy Statement/Prospectus.

14

Advisory Arrangements

The Tocqueville Fund’s Investment Advisory Agreement provides that the Adviser identify and analyze possible investments for the Fund, determine the amount and timing of such investments, and the form of investment. The Adviser has the responsibility of monitoring and reviewing the Fund’s portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Adviser’s responsibility to cause the purchase and sale of securities in the Fund’s portfolio, subject at all times to the policies set forth by the Tocqueville Fund’s Board of Trustees.

The Alexis Fund’s Investment Advisory Agreement provides that the Adviser shall use its best efforts to provide to the Fund continuing and suitable investment programs consistent with the investment objectives, policies and restrictions of the Fund. The Adviser will determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities and assets in which the Fund invests or in cash. It is the Adviser’s responsibility to cause the purchase and sale of securities in the Fund’s portfolio, subject at all times to the policies set forth by the Alexis Fund’s Board of Trustees.

The advisory fee for the Tocqueville Fund is .75% of the average daily net assets on the first $1 billion and .65% of the average daily net assets in excess of $1 billion. The advisory fee for the Alexis Fund is .60% of the average daily net assets. If the Plan is approved by the Alexis Fund’s shareholders, the Adviser has agreed to enter into an expense limitation agreement with the Tocqueville Fund to waive its fee or reimburse expenses to the extent necessary to ensure that the Tocqueville Fund’s total annual fund operating expenses will not exceed 1.25%. The Adviser has agreed to extend its contractual obligation to waive fees or reimburse expenses until October 31, 2007, and such agreement will renew automatically each year unless the Adviser terminates the agreement by providing written notice to the Funds prior to October 31st each year.

Pursuant to the Administration Agreement between the Tocqueville Fund and the Adviser, the Adviser supervises the administration of all aspects of the Tocqueville Fund’s operations, including the Tocqueville Fund’s receipt of services for which the Tocqueville Fund is obligated to pay, provides the Tocqueville Fund with general office facilities and provides, at its expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Tocqueville Fund.

The Adviser receives a fee from the Tocqueville Fund equal to .15% of average daily net assets under the Administration Agreement. The Adviser has entered into a Sub-Administration Servicing Agreement with the Administrator, whereby the Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the Act, state “Blue Sky” authorities, the SEC and the Internal Revenue Service; and prepares financial reports. The Adviser is responsible for compensating the Administrator for its performance of services provided to the Tocqueville Fund, as discussed below.

Pursuant to the Administration Agreement between the Alexis Fund and the Administrator, the Administrator supervises all aspects of the Alexis Fund’s operations except those performed by the Adviser under its advisory agreement with the Alexis Fund. The Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the Act, state “Blue Sky” authorities, the SEC and the Internal Revenue Service; and prepares financial reports.

Pursuant to its Administration Agreement with the Alexis Fund and its Sub-Administration Servicing Agreement with the Adviser, the Administrator receives a fee that is based on the combined assets of the Alexis Fund and the five funds comprising the Tocqueville Trust, which includes the Tocqueville Fund. The Administrator receives a fee equal, on an annualized basis, to .05% of each Fund’s average daily net assets on the first $400 million of combined assets, .03% of each Fund’s average daily net assets on the next $600 million of

15

combined assets and .02% of each Fund’s average daily net assets on the balance of the combined assets. The Administrator’s fee is subject to a combined minimum annual fee of $240,000 for the Alexis Fund and the five funds of the Tocqueville Trust. The fee for extraordinary services is billed separately. The Alexis Fund pays the Administrator directly, whereas TAM pays the Administrator, on behalf of the Tocqueville Fund, pursuant to its Sub-Administration Agreement.

Distribution Arrangements

The Tocqueville Fund has adopted a Distribution and Service Plan pursuant to 12b-1 under the Act whereby the Tocqueville Fund distributes Fund shares through the Distributor. Under the Plan, the Fund may pay distribution and service fees of up to ..25% per annum of its average daily net assets to finance activities which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Distributor who enter into agreements with the Fund or the Distributor.

The Alexis Fund has also adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund compensates the distributor in an amount equal to .25% of its average daily net assets to finance activity primarily intended to result in the sale of shares. Such sales activities include the printing and mailing of prospectuses to persons other than then-current shareholders, the printing and mailing of sales literature and compensation to authorized dealers. As previously mentioned, the Distributor has agreed to waive a portion of its .25% fee to the extent necessary to keep the Alexis Fund’s total annual fund operating expenses from exceeding 1.294%.

VOTING MATTERS

Generally

This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of the Alexis Fund for use at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of the Alexis Funds at 40 West 57th Street, New York, New York, on October 27, 2006, at 9:00 a.m. or any postponement or adjournment thereof, to approve or disapprove the Plan. It is expected that the solicitation of proxies will be primarily by the mailing of this Combined Prospectus/Proxy Statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone or personal interviews by officers and representatives of the Alexis Fund. It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. The Adviser may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners. The expenses in connection with preparing and mailing this statement and the material accompanying it, and the expenses associated with retaining a proxy solicitation firm will be paid by the Adviser. The Adviser may engage D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies for which they will be paid a fee of $5,000 plus any related out-of-pocket expenses.

Only shareholders of record of the Alexis Fund at the close of business on September 1, 2006 (the “Record Date”), will be entitled to vote at the Meeting. As of the Record Date, there were 5,278,471.450 shares of the Alexis Fund issued and outstanding, with each whole share entitled to one vote and each fraction of a share entitled to a proportionate fraction of a vote.

As of September 1, 2006 the Adviser was believed to possess voting power with respect to 1,692,408.657 (32.06%) of the outstanding shares of the Alexis Fund, in view of which such shares could be deemed to be beneficially owned by the Adviser as of such date. However, the Adviser and its affiliates have

16

advised the Alexis Fund that they intend to vote any shares over which they have voting power at the Special Meeting (i) in the manner instructed by the customers for which such shares are held, or (ii) in the event that such instructions are not received, in the same proportion as the votes cast by other shareholders (including advisory customers who furnish voting instructions).

As of the Record Date, the officers and trustees of the Alexis Fund, as a group, owned 4.5% of the outstanding shares of Alexis.

As of the Record Date, the officers and trustees of the Tocqueville Fund, as a group, owned 2.1% of the outstanding shares of Tocqueville.

As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of the Alexis Fund :

Name and Address	% of Ownership	Nature of Ownership
Donald R. Gant C/o Goldman Sachs & Co. 85 Broad St. New York, NY 10004-2434	16.3%	Record

Thomas B Walker, Jr. & Anne Marie Newton Walker Ten Com 4332 Belclaire Ave. Dallas, TX 75205-3035	10.0%	Record

Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	8.8%	Record

Peter G. Sachs 443 Webbs Hill Rd. Stamford, CT 06903-3935	7.9%	Record

As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of the Tocqueville Fund.

Name and Address	% of Ownership	Nature of Ownership
Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	18.2%	Record

RBC Dain Rauscher FBO Robert & Barbara Gintel 5 Bay Ridge Rd. Key Largo, FL 33037-3701	5.3%	Record

If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the instructions thereon. In the absence of any instructions, such proxy will be voted to approve the Plan. Any shareholder giving a proxy may revoke it at any time before the Meeting by submitting to the Alexis Fund a written notice of revocation or a subsequently executed proxy, by attending the Meeting and voting in person or by touch-tone telephone or the Internet.

17

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. These broker non-votes and abstentions will not be treated as votes in favor of the Plan.

Quorum and Adjournments

The presence of the holders of one-third (33.3%) of the outstanding shares of the Alexis Fund, in person or by proxy, constitutes a quorum. However, the mere presence of a quorum at the Meeting may not be sufficient to approve one or more of the proposals. If a quorum is not reached, any lesser number shall be sufficient to adjourn the meeting and any adjourned session or sessions may be held within 90 days after October 27, 2006, without the need for further notice. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Vote Required

Approval of the Plan requires the affirmative vote of the lesser of (i) 67% or more of the Alexis Fund shares present or represented at the meeting, if shareholders of more than 50% of all shares of the Alexis Fund are present or represented by proxy, or (ii) more than 50% of all shares of the Alexis Fund.

Appraisal Rights

Under Delaware Statutory Trust Law and the Act, shareholders do not have any rights of share appraisal. Shareholders have the right to redeem their shares of the Alexis Fund at net asset value at any time until the close of business on the business day prior to the Closing Date of the Reorganization and, thereafter, on any business day shareholders may redeem at net asset value their shares of the Tocqueville Fund acquired by them in the Reorganization.

FINANCIAL HIGHLIGHTS

Financial Highlights for the Funds for their most recent five years are contained in the Funds’ annual report to shareholders, which accompanies this combined Prospectus/Proxy Statement for the Tocqueville Fund and is incorporated herein by reference for both Funds.

18

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended October 31, 2005, for the Tocqueville Fund, contained in the Tocqueville Fund’s annual report to shareholders, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. The Tocqueville Fund’s unaudited semi-annual report to shareholders for the six months ended April 30, 2006, is also incorporated herein by reference. The audited financial statements for the fiscal year ended October 31, 2005, for the Alexis Fund, contained in the Alexis Fund’s annual report to shareholders, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. The Alexis Fund’s unaudited semi-annual report to shareholders for the six months ended April 30, 2006, is also incorporated herein by reference.

OTHER MATTERS

As a Delaware business trust, the Alexis Fund is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

The management does not know of any matters to be presented at this Meeting other than that mentioned in this Proxy Statement. If any matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

By Order of the Board of Trustees

/s/ Steve Tyrrell
STEVE TYRRELL, Secretary

September 21, 2006

19

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated this 8th day of August, 2006, by and between The Tocqueville Alexis Fund, a series of The Tocqueville Alexis Trust (“Alexis Fund”), a Delaware business trust, and The Tocqueville Fund, a series of The Tocqueville Trust (“Tocqueville Fund”), a Massachusetts business trust.

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment management companies; and

WHEREAS, the parties hereto desire to provide for the acquisition by Tocqueville Fund of substantially all of the assets and liabilities of Alexis Fund solely in exchange for shares of beneficial interest (par value $.01) (“shares”) of Tocqueville Fund, which shares of Tocqueville Fund will thereafter be distributed by Alexis Fund pro rata to its shareholders in complete liquidation and complete cancellation of its shares; and

WHEREAS, the Boards of Trustees of Alexis Fund and Tocqueville Fund have determined that such acquisition is in the best interests of both Alexis Fund and Tocqueville Fund and their shareholders and that the interests of Alexis Fund’s and Tocqueville Fund’s existing shareholders will not be diluted as a result of the acquisition;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1. The parties hereto hereby adopt an Agreement and Plan of Reorganization and Liquidation (the “Agreement”) pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) as follows: The reorganization will be comprised of the acquisition by Tocqueville Fund of substantially all of the properties, assets and liabilities of Alexis Fund, solely in exchange for shares of Tocqueville Fund, followed by the distribution of such Tocqueville Fund shares to the shareholders of Alexis Fund in exchange for their shares of Alexis Fund, and the liquidation and dissolution of Alexis Fund all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Alexis Fund will be permanently closed on the Valuation Date (as hereinafter defined) and only redemption requests made by shareholders of Alexis Fund pursuant to Section 22(e) of the Investment Company Act of 1940 (the “Act”) received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Alexis Fund; redemption requests received by Alexis Fund after that date shall be treated as requests for the redemption of the shares of Tocqueville Fund to be distributed to the shareholder in question as provided in Section 5.

2. On the Closing Date (as hereinafter defined), substantially all of the assets and liabilities of Alexis Fund on that date shall be delivered to Tocqueville Fund and the number of shares of Tocqueville Fund having an aggregate net asset value equal to the value of the assets of Alexis Fund will be transferred and delivered to Alexis Fund.

3. The net asset value of shares of Tocqueville Fund and the value of the assets of Alexis Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the shares of Tocqueville Fund and Alexis Fund shall be done in the manner used by Tocqueville Fund and Alexis Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Tocqueville Fund in such computation shall be applied to the valuation of the assets of Alexis Fund to be transferred to Tocqueville Fund.

Alexis Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Alexis Fund’s shareholders all of Alexis Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward) (the “RIC dividend”).

4. The closing shall be at the office of Alexis Fund at 40 West 57th Street, New York, New York 10019, at 9:00 a.m. on October 27, 2006, or at such other time, date or place as the parties may designate or as provided below (the “Closing Date”). The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to this Agreement shall be permitted to terminate this Agreement without liability to either party for such termination.

5. As soon as practicable after the closing, Alexis Fund shall distribute on a pro rata basis to those persons who were shareholders of Alexis Fund on the Valuation Date the shares of Tocqueville Fund received by Alexis Fund pursuant to the Agreement in liquidation and cancellation of the outstanding shares of Alexis Fund. For the purpose of the distribution by Alexis Fund of such shares of Tocqueville Fund to its shareholders, Tocqueville Fund will promptly cause U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to: (a) credit an appropriate number of shares of Tocqueville Fund on the books of Tocqueville Fund to each shareholder of Alexis Fund in accordance with a list (the “Shareholder List”) of its shareholders received from Alexis Fund; and (b) confirm an appropriate number of shares of Tocqueville Fund to each shareholder of Alexis Fund. No certificates for shares of Tocqueville Fund will be issued.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Alexis Fund, indicating his or her share balance. Alexis Fund agrees to supply the Shareholder List to Tocqueville Fund not later than the Closing Date.

6. As soon as practicable, and in any event within one year after the closing, Alexis Fund shall (a) effect its dissolution with the proper Delaware authorities, terminate its registration under the Act and file a final annual report on Form N-CSR with the Securities and Exchange Commission under that Act and (b) either pay or make provision for payment of all of its liabilities and taxes.

7. Subsequent to the date of approval by shareholders of Alexis Fund of the transactions contemplated by this Agreement and prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, Tocqueville Fund will be in compliance with all of its investment policies and restrictions. At the time of delivery of portfolio securities for examination as provided in Section 8, Alexis Fund shall deliver to Tocqueville Fund two copies of a list setting forth the securities then owned by Alexis Fund and the respective federal income tax basis thereof.

8. Portfolio securities or written evidence acceptable to Tocqueville Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Alexis Fund pursuant to Rule 17f-4 under the Act shall be presented by Alexis Fund to Tocqueville Fund or, at its request, to its custodian bank, for examination no later than five business days preceding the Closing Date, and shall be delivered, or transferred by appropriate transfer or assignment documents, by Alexis Fund on the Closing Date to Tocqueville Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any, or a check for the appropriate purchase price thereof. The cash delivered, if any, shall be in the form of certified or bank cashiers checks or by bank wire payable to the order of Tocqueville Fund. The number of shares (to the nearest whole share) of

Tocqueville Fund being delivered against the securities and cash of Alexis Fund, registered in the name of Alexis Fund, shall be delivered to Alexis Fund on the Closing Date. Such shares shall thereupon be assigned by Alexis Fund to its shareholders so that the shares of Tocqueville Fund may be distributed as provided in Section 5.

If, at the Closing Date, Alexis Fund is unable to make delivery under this Section 8 to Tocqueville Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Alexis Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Alexis Fund’s custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Alexis Fund will deliver to Tocqueville Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Tocqueville Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Tocqueville Fund.

9. Tocqueville Fund shall assume the liabilities (including for portfolio securities purchased which have not settled) of Alexis Fund, but Alexis Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The expenses of Alexis Fund and Tocqueville Fund, respectively, related to the reorganization including legal, accounting, printing, filing, proxy soliciting and portfolio transfer taxes, if any, will be borne by Tocqueville Asset Management L.P. (the “Adviser”).

10. The obligations of Tocqueville Fund hereunder shall be subject to the following conditions:

A. The Board of Trustees of Alexis Fund shall have authorized the execution of this Agreement and the shareholders of Alexis Fund shall have approved the transactions contemplated herein, and Alexis Fund shall have furnished to Tocqueville Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Alexis Fund; such shareholder approval shall have been by the vote of the lesser of (i) 67% or more of the Alexis Fund shares present or represented at the meeting, if shareholders of more than 50% of all shares of the Alexis Fund are present or represented by proxy, or (ii) more than 50% of all shares of the Alexis Fund.

B. Tocqueville Fund shall have received an opinion dated the Closing Date of Paul, Hastings, Janofsky & Walker LLP, to the effect that (i) Alexis Fund is a validly existing series of a Delaware business trust under the laws of Delaware with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; and (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable on Alexis Fund and to authorize effectively the transactions contemplated by this Agreement have been taken by Alexis Fund.

C. The representations and warranties of Alexis Fund contained herein shall be true and correct at and as of the Closing Date, and Tocqueville Fund shall have been furnished with a certificate of the President or the Secretary or the Treasurer of Alexis Fund, dated the Closing Date, to that effect.

D. On the Closing Date, Alexis Fund shall have furnished to Tocqueville Fund a certificate of the Treasurer of Alexis Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Alexis Fund as of the Closing Date.

E. A Registration Statement filed by Tocqueville Fund solely under the Securities Act of 1933 on Form N-14 and containing a preliminary form of the Combined Proxy Statement/Prospectus shall have become effective under that Act not later than October 31, 2006.

F. Tocqueville Fund shall have received an opinion, dated the Closing Date, of Paul, Hastings, Janofsky & Walker LLP, to the same effect as the opinion contemplated by Section 11D of this Agreement.

11. The obligations of Alexis Fund hereunder shall be subject to the following conditions:

A. The Board of Trustees of Tocqueville Fund shall have authorized the execution of this Agreement and the transactions contemplated hereby, and Tocqueville Fund shall have furnished to Alexis Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Tocqueville Fund.

B. Alexis Fund shall have received an opinion dated the Closing Date of Paul, Hastings, Janofsky & Walker LLP, to the effect that (i) Tocqueville Fund is a validly existing Massachusetts business trust under the laws of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable upon Tocqueville Fund and to authorize effectively the transactions contemplated by this Agreement have been taken by Tocqueville Fund, and (iii) the shares of Tocqueville Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable.

C. The representations and warranties of Tocqueville Fund contained herein shall be true and correct at and as of the Closing Date, and Alexis Fund shall have been furnished with a certificate of the President or the Secretary or the Treasurer of Tocqueville Fund to that effect dated the Closing Date.

D. Alexis Fund shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP to the effect that for federal income tax purposes:

(a) Alexis Fund’s transfer of substantially all of its assets to Tocqueville Fund solely in exchange for shares of Tocqueville Fund, followed by Alexis Fund’s distribution of shares of Tocqueville Fund to Alexis Fund’s shareholders as part of the liquidation of Alexis Fund will qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(C) of the Code. Alexis Fund and Tocqueville Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the shareholders of Alexis Fund upon the exchange of shares of Tocqueville Fund for the shares of Alexis Fund (Section 354(a) of the Code);

(c) Alexis Fund will not recognize gain or loss under the provisions of the Code upon the transfer of substantially all of its assets to Tocqueville Fund solely in exchange for shares of Tocqueville Fund and Tocqueville Fund’s assumption of all of the liabilities of Alexis Fund (Sections 361(a) and 357(a) of the Code);

(d) Tocqueville Fund will not recognize gain or loss upon its receipt of substantially all of Alexis Fund’s assets solely in exchange for shares of Tocqueville Fund (Section 1032(a) of the Code);

(e) The basis of the shares of Tocqueville Fund received by the shareholders of Alexis Fund will be the same as the basis in the shares of Alexis Fund surrendered in exchange therefor (Section 358(a)(1) of the Code);

(f) The holding period of the shares of Tocqueville Fund received in exchange for Alexis Fund shares by the shareholders of Alexis Fund will include the period that the shareholders of Alexis Fund held Alexis Fund shares surrendered in exchange therefor, provided that such Fund shares are held by the shareholders as capital assets on the date of the exchange (Section 1223(1) of the Code);

(g) The tax basis of Alexis Fund’s assets acquired by Tocqueville Fund will be the same as the tax basis of such assets to Alexis Fund immediately prior to the transaction (Section 362(b) of the Code); and

(h) The holding period of the assets of Alexis Fund in the hands of Tocqueville Fund will include the period during which those assets were held by Alexis Fund (Section 1223(2) of the Code).

E. A Registration Statement filed by Tocqueville Fund under the Securities Act of 1933 on Form N-14, containing a preliminary form of the Combined Proxy Statement/Prospectus shall have become effective under that Act not later than October 31, 2006.

12. Alexis Fund hereby represents and warrants that:

(a) The financial statements of Alexis Fund as of October 31, 2005, heretofore furnished to Tocqueville Fund present fairly the financial position, results of operations, and changes in net assets of Alexis Fund as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from November 1, 2005, through the date hereof, there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Alexis Fund, it being agreed that a decrease in the size of Alexis Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

(b) The prospectus contained in Alexis Fund’s Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(c) There is no material contingent liability of Alexis Fund and no material legal, administrative or other proceedings pending or, to the knowledge of Alexis Fund, threatened against Alexis Fund, not reflected in such prospectus;

(d) There are no material contracts outstanding to which Alexis Fund is a party other than those ordinary in the conduct of its business;

(e) Alexis Fund is a validly existing series of a Delaware business trust;

(f) All federal and other tax returns and reports of Alexis Fund required by law to be filed have been filed, and all federal and other taxes shown as due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Alexis Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Alexis Fund ended October 31, 2005, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

(g) Alexis Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Alexis Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Alexis Fund intends to meet such requirements with respect to its current taxable year. Alexis Fund is an investment company within the meaning of Section 368(a)(2)(F)(i) and (iii) of the Code and satisfies the diversification requirements of Section 368(a)(2)(F)(ii). Not more than 25 percent of the value of Alexis Fund’s total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of Alexis Fund’s total assets is invested in the stock and securities of five or fewer issuers;

(h) Alexis Fund will transfer to Tocqueville Fund assets representing at least 90 percent of the fair market value of the net assets and 70 percent of the gross assets held by Alexis Fund immediately prior to the transaction. In calculating these percentages, all redemptions and distributions (other than distributions required pursuant to Section 22(e) of the Act or to enable Alexis Fund to qualify as a regulated investment company) made by Alexis Fund immediately prior to the transfer and which are part of the plan of reorganization will be considered as assets held by Alexis Fund immediately prior to the transfer;

(i) There is no plan or intention by the shareholders of Alexis Fund who own five percent or more of Alexis Fund’s shares, and, to the best of the knowledge of management of Alexis Fund, there is no plan or intention on the part of the remaining shareholders of Alexis Fund to sell, exchange, or otherwise dispose of a number of shares of Tocqueville Fund received in the transaction that would reduce Alexis Fund’s shareholders’ ownership of shares of Tocqueville Fund to a number of shares having a value as of the Closing Date of less than 50 percent of the value of all of the formerly outstanding stock of Alexis Fund as of the Closing Date. There are no dissenters’ rights in the transaction, and no cash will be exchanged for stock of Alexis Fund in lieu of fractional shares of Tocqueville Fund. Shares of Alexis Fund and shares of Tocqueville Fund held by a shareholder of Alexis Fund and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be considered in making this representation;

(j) Alexis Fund will distribute the shares of Tocqueville Fund and any other property it receives in this transaction, and its other properties, in pursuance of the plan of reorganization;

(k) Alexis Fund’s liabilities assumed by Tocqueville Fund and the liabilities to which the transferred assets of Alexis Fund are subject were incurred in the ordinary course of its business;

(l) Alexis Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(m) As soon as practicable, but in no event later than 12 months following the date that all of the assets are transferred to Tocqueville Fund, Alexis Fund will be liquidated and dissolved under state law;

(n) The fair market value of the assets of Alexis Fund transferred to Tocqueville Fund will equal or exceed the sum of the liabilities assumed by Tocqueville Fund plus the amount of liabilities, if any, to which the transferred assets are subject;

(o) The sum of the liabilities of Alexis Fund to be assumed by Tocqueville Fund and the expenses of the transaction do not exceed twenty percent of the fair market value of the assets of Alexis Fund;

13. Tocqueville Fund hereby represents and warrants that:

(a) The financial statements of Tocqueville Fund as of October 31, 2005, heretofore furnished to Alexis Fund, present fairly the financial position, results of operations, and changes in net assets of Tocqueville Fund, as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from November 1, 2005, through the date hereof, there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Tocqueville Fund, it being understood that a decrease in the size of Tocqueville Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

(b) The prospectus contained in Tocqueville Fund’s Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(c) There is no material contingent liability of Tocqueville Fund and no material, legal, administrative or other proceedings pending or, to the knowledge of Tocqueville Fund, threatened against Tocqueville Fund, not reflected in such prospectus;

(d) There are no material contracts outstanding to which Tocqueville Fund is a party other than those ordinary in the conduct of its business and there are not outstanding options or rights to acquire its shares;

(e) Tocqueville Fund is a validly existing series of a Massachusetts business trust; has all necessary and material federal, state and local authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of Tocqueville Fund which Tocqueville Fund issues to Alexis Fund pursuant to this Agreement will be duly authorized, validly issued, fully-paid and non-assessable; will conform to the description thereof contained in Tocqueville Fund’s Registration Statement, and will be duly registered under the Securities Act of 1933 and the states where registration is required; and Tocqueville Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

(f) All federal and other tax returns and reports of Tocqueville Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Tocqueville Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Tocqueville Fund ended October 31, 2005, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

(g) The shares of Tocqueville Fund constitute voting stock for purposes of Sections 368(a)(1)(C) and 368(c) of the Code;

(h) Tocqueville Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, it has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements with respect to its current taxable year. Tocqueville Fund is an investment company that meets the requirements of a regulated investment company as defined in Section 368(a)(2)(F)(i) of the Code. Not more than 25 percent of the value of Tocqueville Fund’s total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of Tocqueville Fund’s total assets is invested in the stock and securities of five or fewer issuers;

(i) Tocqueville Fund has no plan or intention (i) to sell or dispose of any of the assets transferred by Alexis Fund, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a regulated investment company or (ii) to redeem or reacquire any of the shares issued by it;

(j) After consummation of the transactions contemplated by the Agreement, Tocqueville Fund will continue to operate its business in a substantially unchanged manner;

(k) Following the transaction, Tocqueville Fund will continue the historic business of Alexis Fund or use a significant portion of Alexis Fund’s historic business assets in a business; and

(l) Tocqueville Fund does not own, directly or indirectly, nor has it owned during the past five years directly or indirectly, any shares of Alexis Fund.

14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to this Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Combined Proxy Statement/Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles consistently applied.

Each party also represents and warrants to the other that this Agreement is valid, binding and enforceable in accordance with the terms and that the execution, delivery and performance of this Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Tocqueville Fund hereby represents to and covenants with Alexis Fund that, if the reorganization becomes effective, Tocqueville Fund will treat each shareholder of Alexis Fund who received any of its shares of Tocqueville Fund as a result of the reorganization as having made the minimum initial purchase of shares of Tocqueville Fund received by such shareholder for the purpose of making additional investments in shares of such class, regardless of the value of the shares of Tocqueville Fund received. Each party hereby further represents and warrants that:

(a) The fair market value of the shares of Tocqueville Fund received by each shareholder of Alexis Fund will be approximately equal to the fair market value of the shares of Alexis Fund surrendered in the exchange;

(b) The Adviser will pay all of the expenses, if any, incurred by Alexis Fund and Tocqueville Fund in connection with this transaction; and

(c) There is no intercorporate indebtedness existing between Alexis Fund and Tocqueville Fund that was issued, acquired, or will be settled at a discount.

15. Tocqueville Fund agrees that it will prepare and file a Registration Statement under the Securities Act of 1933 on Form N-14 and which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the Securities Act of 1933. The final form of such proxy statement and prospectus, as amended, is referred to in this Agreement as the “Combined Proxy Statement/Prospectus” and that term shall include any prospectus and/or report to shareholders of Tocqueville Fund which is included in the material mailed to the shareholders of Alexis Fund. Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Combined Proxy Statement/Prospectus as may be necessary or desirable in this connection.

16. The obligations of the parties under this Agreement shall be subject to the right of either party to abandon and terminate this Agreement without liability if the other party breaches any material provision of this Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of this Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

17. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to this Agreement shall, however, not be assignable.

18. All prior or contemporaneous agreements and representations are merged into this Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

THE TOCQUEVILLE FUND series of
THE TOCQUEVILLE TRUST

By:	/s/ Robert Kleinschmidt
Name: Robert Kleinschmidt
Title: President

Attest:

/s/ Steve Tyrrell

THE TOCQUEVILLE ALEXIS FUND series of
THE TOCQUEVILLE ALEXIS TRUST

By:	/s/ Colin Ferenbach
Name: Colin Ferenbach
Title: President

Attest:

/s/ Steve Tyrrell

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL

1) Read the Proxy Statement and have this card at hand

2) Call toll-free at 1-800-769-6414 and follow the recorded instructions

3) If you vote via the telephone, you do not need to mail this proxy card

1) Read the Proxy Statement and have this card at hand

2) Log on to www.dfking.com/tocqueville and follow the on-screen instructions

3) If you vote via the Internet, you do not need to mail this proxy card

1) Read the Proxy Statement 2) Check the appropriate boxes on this proxy card 3) Sign and date this proxy card 4) Mail your completed proxy card in the enclosed postage paid envelope

THE TOCQUEVILLE ALEXIS FUND,

a series of THE TOCQUEVILLE ALEXIS TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

OCTOBER 27, 2006

This Proxy is solicited on behalf of the Trustees of The Tocqueville Alexis Trust, on behalf of The Tocqueville Alexis Fund. The undersigned shareholder of The Tocqueville Alexis Fund, revoking previous proxies, hereby appoints Steve Tyrrell and Thomas Pandick, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of The Tocqueville Alexis Fund to be held on October 27, 2006, at the offices of the Alexis Fund, 40 West 57th Street, New York, New York 10019, at 9:00 a.m., Eastern time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposal specified on reverse side. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment.

Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date

TOCQUEVILLE

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

Vote on Proposal

To approve the Agreement and Plan of Reorganization and Liquidation between The Tocqueville Fund (“Tocqueville Fund”), a series of The Tocqueville Trust and The Tocqueville Alexis Fund (“Alexis Fund”), a series of The Tocqueville Alexis Trust. The Agreement and Plan of Reorganization and Liquidation contemplates the transfer to the Tocqueville Fund of substantially all the assets and liabilities of the Alexis Fund in exchange for shares of the Tocqueville Fund and the distribution of such shares to the shareholders of the Alexis Fund, the liquidation and dissolution of the Alexis Fund, and the termination of the Alexis Fund’s registration under the Investment Company Act of 1940, as amended.	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN ON REVERSE SIDE

TOCQUEVILLE

STATEMENT OF ADDITIONAL INFORMATION

Relating to the acquisition of the assets of

THE TOCQUEVILLE ALEXIS FUND,

a series of

THE TOCQUEVILLE ALEXIS TRUST

40 West 57th Street

New York, New York 10019

by and in exchange for shares of

THE TOCQUEVILLE FUND,

a series of

THE TOCQUEVILLE TRUST

40 West 57th Street

New York, New York 10019

This Statement of Additional Information, relating specifically to the proposed acquisition of substantially all of the assets of The Tocqueville Alexis Fund, a series of the Tocqueville Alexis Trust (“Alexis Fund”) by The Tocqueville Fund, a series of The Tocqueville Trust (“Tocqueville Fund” together with the Alexis Fund, the “Funds”), consists of this cover page, pro forma financial statements and the following described documents, each of which is incorporated by reference herein:

The Statement of Additional Information of the Tocqueville Fund dated February 28, 2006;

The Statement of Additional Information of the Alexis Fund dated February 28, 2006;

The Annual Report of the Tocqueville Fund for the year ended October 31, 2005, and the Semi-Annual Report of the Tocqueville Fund for the six months ended April 30, 2006; and

The Annual Report of the Alexis Fund for the year ended October 31, 2005, and the Semi-Annual Report of the Alexis Fund for the six months ended April 30, 2006.

This Statement of Additional Information is not a prospectus. A Combined Proxy Statement/Prospectus dated September 21, 2006, relating to the above-referenced transaction may be obtained from Tocqueville Asset Management L.P., 40 West 57th Street, New York, New York 10019, or by calling toll free (800) 844-4836 or (800) 697-3863. This Statement of Additional Information relates to, and should be read in conjunction with, such Combined Proxy Statement/Prospectus.

The date of this Statement of Additional Information is September 21, 2006

A.	General Information	3
B.	Additional Information About the Funds	3
C.	Financial Statements	3
D.	Pro Forma Financial Information	3

A. General Information

The Board of Trustees of the Alexis Fund has approved a Plan of Reorganization (the “Plan”) which contemplates the transfer of the assets and liabilities of the Alexis Fund (“Acquired Fund”) to the Tocqueville Fund (“Surviving Fund”) in exchange for shares of the Surviving Fund (the “Reorganization”).

After the transfer of its assets and liabilities in exchange for Surviving Fund shares, the Acquired Fund will distribute the shares to its shareholders in liquidation of the Acquired Fund. Each shareholder owning shares of the Acquired Fund at the closing of the Reorganization will receive shares of the Surviving Fund equal in aggregate value to his or her interest in the Acquired Fund, and will receive any unpaid dividends or distributions on shares of the Acquired Fund that were declared at or before the closing of the Reorganization. The Surviving Fund will establish an account for each former shareholder of the Acquired Fund reflecting the appropriate number of shares distributed to the shareholder. These accounts will be substantially identical to the accounts currently maintained by the Acquired Fund for each shareholder. In connection with the Reorganization, all outstanding shares of Acquired Fund will be cancelled, and Acquired Fund will wind up its affairs and be terminated. For further information about the transaction, see the Combined Proxy Statement/Prospectus.

B. Additional Information about the Funds.

This statement of additional information incorporates by reference the following documents, which contain additional information about the Funds:

1. The Statement of Additional Information of the Acquired Fund dated February 28, 2006;

2. The Statement of Additional Information of the Surviving Fund dated February 28, 2006.

C. Financial Statements

Historical financial information regarding the Funds is included in the following documents which are incorporated herein by reference:

1. The Annual Report of the Surviving Fund for the year ended October 31, 2005, including the Fund’s audited financial statements, and the Semi-Annual Report of the Surviving Fund for the six months ended April 30, 2006; and

2. The Annual Report of the Acquired Fund for the year ended October 31, 2005, including the Fund’s audited financial statements, and the Semi-Annual Report of the Acquired Fund for the six months ended April 30, 2006.

D. Pro Forma Financial Information

Shown below are financial statements for both the Acquired Fund and the Surviving Fund and Pro Forma financial statements for the Combined Fund at April 30, 2006, and October 31, 2005, as though the reorganization occurred as of each date. The first table presents Statements of Assets and Liabilities (unaudited) for both the Acquired and Surviving Fund and Pro Forma for the Combined Fund. The second table presents Statements of Operations (unaudited) for both the Acquired and Surviving Fund and Pro Forma for the Combined Fund.

The third table presents Portfolio of Investments (unaudited) for both the Acquired and Surviving Fund and Pro Forma for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Pro Forma Financial Statements

Statements of Assets and Liabilities

April 30, 2006

(Unaudited)

	The Alexis Fund	The Tocqueville Fund	Adjustments	Pro Forma Combined Tocqueville Fund
Assets
Investments, at value (1)	$77,608,128	$239,667,035	—	$317,275,163
Cash	258,868	533	—	259,401
Receivable for fund shares sold	500	967,732	—	968,232
Dividends, interest and other receivables	111,265	179,481	—	290,746
Prepaid assets	28,413	16,371	—	44,784

Total Assets	78,007,174	240,831,152	—	318,838,326

Liabilities
Payable for investments purchased	—	607,802	—	$607,802
Payable for fund shares redeemed	23,884	266,242	—	290,126
Payable to Adviser	42,541	145,393	—	187,934
Accrued distribution fee	43,706	35,972	—	79,678
Accrued expenses and other liabilities	76,700	143,359	—	220,059

Total Liabilities	186,831	1,198,768	—	1,385,599

Net Assets	$77,820,343	$239,632,384	—	$317,452,727

Net assets consist of:
Paid in capital	55,123,408	183,886,551	—	$239,009,959
Accumulated net investment income (loss)	96,790	472,596	—	569,386
Accumulated net realized gain (loss)	3,614,974	(4,373,570)	—	(758,596)
Net unrealized appreciation on:
Investments	18,985,171	59,646,807	—	78,631,978

Net assets	$77,820,343	$239,632,384	—	$317,452,727

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	5,614,991	9,371,794	3,043,424	12,415,218
Net asset value and redemption price per share	$13.86	$25.57	—	$25.57

Maximum offering price per share	$13.86	$25.57	—	$25.57

[1] Cost of Investments	$58,621,627	$180,020,228	—	$238,641,856

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Statements of Operations

April 30, 2006

(Unaudited)

	The Alexis Fund	The Tocqueville Fund	Adjustments	Pro Forma Combined Tocqueville Fund
Investment Income:
Dividends*	$767,116	$1,803,479	$—	$2,570,595
Interest	63,916	290,099	—	354,015

	831,032	2,093,578	—	2,924,610

Expenses:
Investment Adviser’s fee	255,116	781,886	63,779	1,100,781
Distribution fees	106,299	260,629	—	366,928
Administration fee	16,621	156,377	47,158	220,156
Professional fees	77,905	43,470	(19,637)	101,738
Transfer agent and shareholder services fees	15,022	22,514	—	37,536
Printing and mailing expense	11,765	16,871	(10,000)	18,636
Fund accounting fees	7,099	15,328	—	22,427
Registration fees	11,580	11,872	(11,580)	11,872
Custody fees	5,713	10,258	—	15,971
Trustee fees and expenses	20,227	9,440	—	29,667
Insurance expense	3,552	5,500	(3,552)	5,500
Other expenses	445	5,177	—	5,622

Total expenses before waiver	531,344	1,339,322	66,168	1,936,834

Less: Fees waived	—	—	(102,198)	(102,198)

Net expenses	531,344	1,339,322	66,168	1,834,636

Net Investment Income	299,688	754,256	(66,168)	1,089,974

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,772,754	12,989,281	—	16,762,035
Foreign currency translation	(75,286)	(4,410)	—	(79,696)

	3,697,468	12,984,871	—	16,682,339
Net change in unrealized appreciation (depreciation) on:
Investments	377,654	20,984,384	—	21,362,038
Foreign currency translation	(1,170)	—	—	(1,170)

	376,484	20,984,384	—	21,360,868
Net gain on investments and foreign currency	4,073,952	33,969,255	—	38,043,207

Net Increase in Net Assets Resulting from Operations	$4,373,640	$34,723,511	$(66,168)	$39,133,181

* Net of foreign taxes withheld	$31,508	$33,537	$—	$65,045

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Common Stocks - 95.7%
Aerospace & Defense - 1.3%
Boeing Co.			50,000	$4,172,500	50,000	$4,172,500

Banks - 4.3%
East West Bancorp, Inc.	40,000	$1,586,800			40,000	1,586,800
First Midwest Bancorp, Inc.	41,200	1,484,436			41,200	1,484,436
Hang Seng Bank Ltd. - ADR (HK)	125,000	1,618,588			125,000	1,618,588
HSBC Holdings PLC - ADR (UK)	23,706	2,054,836			23,706	2,054,836
M&T Bank Corp.	15,000	1,791,000			15,000	1,791,000
Marshall & Isley Corp.	35,000	1,600,200			35,000	1,600,200
Mercantile Bankshares Corp.	52,500	1,972,950			52,500	1,972,950
Zions Bancorp.	20,000	1,660,600			20,000	1,660,600

		13,769,410				13,769,410

Beverages - 2.6%
Anheuser-Busch Companies, Inc.			75,000	3,343,500	75,000	3,343,500
The Coca-Cola Co.			75,000	3,147,000	75,000	3,147,000
Koninklijke Grolsch N.V. (NETH)	50,000	1,854,562			50,000	1,854,562

		1,854,562		6,490,500		8,345,062

Biotechnology - 0.3%
Pharmion Corp.(a)			50,000	968,000	50,000	968,000

Building & Housing - 0.3%
Masco Corp.	30,000	957,000			30,000	957,000

Capital Markets - 1.1%
The Bank of New York Co., Inc.			100,000	3,515,000	100,000	3,515,000

Chemicals - 3.1%
EI Du Pont de Nemours & Co.			150,000	6,615,000	150,000	6,615,000
W.R. Grace & Co.(a)			200,000	3,138,000	200,000	3,138,000

				9,753,000		9,753,000

Commercial Banks - 2.5%
Mitsubishi Ufj Financial Group, Inc. ADR(a)			500,000	7,830,000	500,000	7,830,000

Commercial Services & Supplies - 3.4%
Avery Dennison Corp.	40,000	2,500,000	30,000	1,875,000	70,000	4,375,000
DeVry, Inc.(a)			100,000	2,586,000	100,000	2,586,000
Steelcase, Inc.			200,000	3,744,000	200,000	3,744,000

		2,500,000		8,205,000		10,705,000

Communications Equipment - 5.6%
Cisco Systems, Inc.(a)	50,000	1,047,500	250,000	5,237,500	300,000	6,285,000
Juniper Networks, Inc.(a)	50,000	924,000	125,000	2,310,000	175,000	3,234,000
Nokia Oyj ADR(b)	100,000	2,266,000	150,000	3,399,000	250,000	5,665,000
Nortel Networks Corp.(a)(b)			1,000,000	2,660,000	1,000,000	2,660,000

		4,237,500		13,606,500		17,844,000

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Computers & Peripherals - 0.8%
International Business Machines Corp.			30,000	2,470,200	30,000	2,470,200

Construction & Engineering - 0.8%
Chicago Bridge & Iron Co., N.V. ADR			100,000	2,397,000	100,000	2,397,000

Consumer Non-Durables - 0.6%
Colgate-Palmolive Co.	30,000	1,773,600			30,000	1,773,600

Construction Materials - 1.1%
Cemex S.A. de C.V. ADR(b)			50,000	3,376,000	50,000	3,376,000

Containers & Packaging - 0.7%
Sonoco Products Co.			75,000	2,349,000	75,000	2,349,000

Diversified Financial Services - 1.2%
Citigroup, Inc.			75,000	3,746,250	75,000	3,746,250

Diversified Manufacturing - 0.5%
3M Co.	20,000	1,708,600			20,000	1,708,600

Diversified Telecommunication Services - 2.6%
Alaska Communications Systems Group, Inc.			400,000	5,044,000	400,000	5,044,000
Verizon Communications, Inc.			100,000	3,303,000	100,000	3,303,000

				8,347,000		8,347,000

Drug & Hospital Supplies - 3.6%
Eli Lilly and Company	25,000	1,323,000			25,000	1,323,000
Johnson & Johnson	40,000	2,344,400			40,000	2,344,400
Medtronic, Inc.	30,000	1,503,600			30,000	1,503,600
Novartis AG – ADR	40,000	2,300,400			40,000	2,300,400
Sepracor, Inc.(a)	40,000	1,785,600			40,000	1,785,600
Stryker Corp.	30,000	1,312,500			30,000	1,312,500
Zimmer Holdings, Inc.(a)	15,000	943,500			15,000	943,500

		11,513,000				11,513,000

Electric Utilities - 2.6%
FPL Group, Inc.			150,000	5,940,000	150,000	5,940,000
Korea Electric Power Corp. ADR(b)			100,000	2,280,000	100,000	2,280,000

				8,220,000		8,220,000

Electrical Appliance Television And Radio Sets - 1.0%
Samsung Electronics Co., Ltd. GDR.(b)			9,300	3,174,936	9,300	3,174,936

Energy Equipment & Services - 2.8%
GlobalSantaFe Corp.			75,000	4,590,750	75,000	4,590,750
Schlumberger Ltd.			60,000	4,148,400	60,000	4,148,400

				8,739,150		8,739,150

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Food & Staples Retailing - 1.4%
Wal-Mart Stores, Inc.			100,000	4,503,000	100,000	4,503,000

Food Services - 0.5%
Sysco Corp.	50,000	1,494,500			50,000	1,494,500

Food Products - 1.0%
Sanderson Farms, Inc.			50,000	1,325,500	50,000	1,325,500
Sara Lee Corp.			100,000	1,787,000	100,000	1,787,000

				3,112,500		3,112,500

Furnishings & Appliances - 0.3%
Leggett & Platt, Inc.	40,000	1,061,200			40,000	1,061,200

Healthcare - 0.5%
United Health Group, Inc.	30,000	1,492,200			30,000	1,492,200

Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp.(a)			50,000	1,162,000	50,000	1,162,000
Thoratec Corp.(a)	40,000	720,400	125,000	2,251,250	165,000	2,971,650

		720,400		3,413,250		4,133,650

Industrial Conglomerates - 2.0%
General Electric Co.			125,000	4,323,750	125,000	4,323,750
Tyco International Ltd.			75,000	1,976,250	75,000	1,976,250

				6,300,000		6,300,000

Information Technology - 2.5%
Automatic Data Processing, Inc.	40,000	1,763,200			40,000	1,763,200
Dell, Inc.(a)	55,000	1,441,000			55,000	1,441,000
EMC, Corp.(a)	200,000	2,702,000			200,000	2,702,000
Molex, Inc.	50,000	1,856,000			50,000	1,856,000

		7,762,200				7,762,200

Insurance - 6.4%
The Allstate Corp.			50,000	2,824,500	50,000	2,824,500
American International Group, Inc.	30,000	1,957,500	75,000	4,893,750	105,000	6,851,250
Conseco, Inc.(a)			170,000	4,292,500	170,000	4,292,500
Hannover Rueckverischerung AG (GER)(a)	60,000	2,225,474			60,000	2,225,474
IPC Holdings Ltd.(b)			100,000	2,667,000	100,000	2,667,000
Willis Group-(UK)	40,000	1,406,000			40,000	1,406,000

		5,588,974		14,677,750		20,266,724

Internet Software & Services - 0.8%
webMethods, Inc.(a)			250,000	2,392,500	250,000	2,392,500

Machinery - 2.7%
Deere & Co.			10,000	877,800	10,000	877,800
Illinois Tool Works, Inc.			5,500	564,850	5,500	564,850
Manitowoc Co.			80,000	3,967,200	80,000	3,967,200
Parker Hannifin Corp.			40,000	3,242,000	40,000	3,242,000

				8,651,850		8,651,850

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Media - 2.5%
Clear Channel Communications, Inc.			100,000	2,853,000	100,000	2,853,000
Dow Jones & Co, Inc.	40,000	1,478,800	100,000	3,697,000	140,000	5,175,800

		1,478,800		6,550,000		8,028,800

Metals & Mining - 9.3%
Alcoa, Inc.			150,000	5,067,000	150,000	5,067,000
Cleveland-Cliffs, Inc.			30,000	2,567,700	30,000	2,567,700
Inco Ltd.(b)			90,000	5,082,300	90,000	5,082,300
Newmont Mining Corp.			125,000	7,295,000	125,000	7,295,000
Phelps Dodge Corp.			50,000	4,309,500	50,000	4,309,500
Teck Cominco Ltd.(b)			75,000	5,170,500	75,000	5,170,500

				29,492,000		29,492,000

Multi-Utilities & Unregulated Power - 0.5%
Veolia Environment (FR)	25,000	1,493,742			25,000	1,493,742

Oil & Gas - 4.1%
Devon Energy Corp.	21,880	1,315,207	50,000	3,005,500	71,880	4,320,707
Murphy Oil Corp.	30,000	1,505,400	100,000	5,018,000	130,000	6,523,400
Total SA – ADR(FR)	15,000	2,070,300			15,000	2,070,300

		4,890,907		8,023,500		12,914,407

Paper & Forest Products - 2.7%
International Paper Co.			100,000	3,635,000	100,000	3,635,000
Weyerhaeuser Co.	20,000	1,409,400	50,000	3,523,500	70,000	4,932,900

		1,409,400		7,158,500		8,567,900

Pharmaceuticals - 1.2%
Pfizer, Inc.	50,000	1,266,500	100,000	2,533,000	150,000	3,799,500

Poultry Slaughtering And Processing - 0.4%
Gold Kist, Inc.(a)			90,000	1,205,100	90,000	1,205,100

Prepackaged Software - 0.5%
Bio-key International, Inc.(a)(c)(e)(f)			47,090	—	47,090	—
Bio-key International, Inc.(a)			29,932	18,558	29,932	18,558
Indus International, Inc.(a)			500,000	1,630,000	500,000	1,630,000

				1,648,558		1,648,558

Publishing - 1.1%
Getty Images, Inc.(a)	30,000	1,920,300			30,000	1,920,300
John Wiley & Sons, Inc. – Class A	44,000	1,612,160			44,000	1,612,160

		3,532,460				3,532,460

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Real Estate Investment Trust - 0.9%
General Growth Properties, Inc.	60,000	2,817,000			60,000	2,817,000

Retailing - 0.4%
Borders Group, Inc.	55,000	1,298,000			55,000	1,298,000

Semiconductor & Semiconductor Equipment - 5.4%
Applied Materials, Inc.			200,000	3,590,000	200,000	3,590,000
Intel Corp.			350,000	6,993,000	350,000	6,993,000
International Rectifier Corp.(a)			50,000	2,260,000	50,000	2,260,000
Texas Instruments, Inc.	35,000	1,214,850			35,000	1,214,850
Ultratech, Inc.(a)			150,000	2,946,000	150,000	2,946,000

		1,214,850		15,789,000		17,003,850

Software - 4.1%
Activision, Inc.(a)	50,000	709,500			50,000	709,500
Electronic Arts, Inc.(a)	10,000	568,000			10,000	568,000
Epicor Software Corp.(a)			100,000	1,213,000	100,000	1,213,000
Mentor Graphics Corp.(a)			120,000	1,575,600	120,000	1,575,600
Microsoft Corp.			275,000	6,641,250	275,000	6,641,250
Oracle Corp.(a)			150,000	2,188,500	150,000	2,188,500

		1,277,500		11,618,350		12,895,850

Specialty Retail - 0.4%
Pier 1 Imports, Inc.			95,000	1,146,650	95,000	1,146,650

Water Supply - 0.4%
Purecycle Corp.(a)			100,000	1,175,000	100,000	1,175,000

Total Common Stocks (Cost $225,253,912)		77,112,305		226,750,544		303,862,849

Exchange Traded Fund - 2.0%
SPDR Trust Series 1			200,000	6,196,000	200,000	6,196,000

Total Exchange Traded Fund (Cost $6,053,380)				6,196,000		6,196,000

Preferred Stock - 0.3%
Biotechnology - 0.3%
Zymequest, Inc.(a)(c)(e)(f)			400,000	960,000	400,000	960,000

Total Preferred Stock (Cost $960,000)				960,000		960,000

Warrants - 0.0%
Bio-key Warrants, $1.35 strike price, expires 4/14/09(a)(e)			262,500	—	262,500	—
Bio-key Warrants, $1.55 strike price, expires 9/29/09(a)(e)			111,111	—	111,111	—

Total Warrants (Cost $0)				—		—

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
U.S. Government Agency Bonds - 1.2%
Freddie Mac, 3.70%, 8/25/2009(d)			$2,000,000	$1,962,478	$2,000,000	$1,962,478
Freddie Mac, 3.90%, 8/27/2009(d)			2,000,000	1,959,388	2,000,000	1,959,388

Total U.S. Government Agency Bonds (Cost $4,040,116)				3,921,866		3,921,866

Convertible Bond - 0.1%
Bio-key International 15.00%, due 1/01/2009(e)			390,625	390,625	390,625	390,625

Total Convertible Bond (Cost $390,625)				390,625		390,625

	Shares	Value	Shares	Value	Shares	Value
Short-Term Investments - 0.6%
Money Market Funds - 0.2%
Fidelity Institutional Money Market Portfolio	$495,823	$495,823			495,823	495,823

Repurchase Agreement -0.4%
Repurchase Agreement with U.S. Bank, N.A., 4.50%, dated 4/28/06, due 5/1/06, collateralized by a Freddie Mac 15-Year Fixed (Pool #976) valued at $1,477,003. Repurchase Proceeds of $1,448,543 (Cost $1,448,000)			1,448,000	1,448,000	1,448,000	1,448,000

Total Short-Term Investments (Cost $1,943,823)		495,823		1,448,000		1,943,823

Total Investments (Cost $238,641,856) - 99.9%		77,608,128		239,667,035		317,275,163
Other Assets in Excess of Liabilities - 0.1%		212,215		(34,651)		177,564

Total Net Assets - 100.0%		$77,820,343		$239,632,384		$317,452,727

Country Abbreviations:

(CH) - Switzerland	(HK) - Hong Kong
(FR) - France	(NETH) - Netherlands
(FI) - Finland	(UK) - United Kingdom
(GER) - Germany

See Notes to Pro Forma Financial Statements (Unaudited)

Percentages are stated as a percent of net assets.

ADR — American Depository Receipt

GDR — Global Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Bermuda 1.4%; Canada 4.1%; Finland 1.1%; Japan 2.5%; Mexico 1.1%; Netherlands 0.8%; South Korea 1.7%.
(c)	Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at April 30, 2006 was $960,000 which represented 0.3% of net assets.
(d)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.
(e)	Fair valued security; see Note 2. The aggregate value of fair valued securities at April 30, 2006 was $1,350,625 which represented 0.4% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.

See Notes to Pro Forma Financial Statements (Unaudited)

Notes to the Pro Forma Financial Statements April 30, 2006 (Unaudited)

1. BASIS OF COMBINATION

The Pro Forma Combined Statement of Assets and Liabilities, including the Portfolio of Investments (“Pro Forma Statements”) as of April 30, 2006, and the related Combined Statement of Operations for the six months ended April 30, 2006, reflect the accounts of The Tocqueville Fund series of The Tocqueville Trust (“Tocqueville Fund”) and The Tocqueville Alexis Fund series of The Tocqueville Alexis Trust (“Alexis Fund”). The Pro Forma Combined Statement of Assets and Liabilities has been restated to reflect a tax free exchange of Alexis Fund shares as of the close of business on April 30, 2006. Tocqueville Asset Management L.P., the Funds’ adviser, will pay all the costs associated with the reorganization.

The Pro Forma Statements give effect to the proposed transfer of substantially all assets and liabilities of Alexis Fund in exchange for shares of the Tocqueville Fund. In conjunction with the reorganization, the Tocqueville Fund is the surviving fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the Tocqueville Fund and the Alexis Fund included in their respective Statements of Additional Information.

2. VALUATION

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued interest, approximates fair value.

3. CAPITAL SHARES

The Pro Forma Combined net asset value per share assumes the issuance of additional shares of Tocqueville Fund which would have been issued at April 30, 2006, in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the April 30, 2006, net asset value per share of Tocqueville Fund ($25.57).

The Pro Forma number of shares outstanding are determined as follows:

Shares of Tocqueville Fund: 9,371,794

Additional Shares to be issued to Alexis Fund: 3,043,424

Pro Forma Shares Outstanding for the Combined Tocqueville Fund: 12,415,218

The Pro Forma Statements assume that all shares of Alexis Fund outstanding on April 30, 2006, were exchanged, tax free, for shares of Tocqueville Fund.

4. PRO FORMA OPERATING EXPENSES

The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of Tocqueville Fund, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro Forma operating expenses include the expenses of Tocqueville Fund and Alexis Fund combined, adjusted for certain items which are factually supportable. All fees other than the Trustee fees and expenses have been charged to the combined entity based upon the contracts in effect for Tocqueville Fund at the level of assets of the combined fund for the stated period.

5. FEDERAL INCOME TAX

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Accounting principles generally accepted in the United States of America (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Tocqueville Trust

Statements of Assets and Liabilities

October 31, 2005

(Unaudited)

	The Alexis Fund	The Tocqueville Fund	Adjustments	Pro Forma Combined Tocqueville Fund
Assets
Investments, at value (1)	$88,847,860	$178,220,285	—	$267,068,145
Cash	103,011	182	—	103,193
Receivable for investments sold	1,711,771	—	—	1,711,771
Receivable for fund shares sold	21,237	463,387	—	484,624
Dividends, interest and other receivables	147,485	101,235	—	248,720
Receivable from Advisor	44,207	—		44,207
Prepaid assets	14,413	17,372	—	31,785

Total Assets	90,889,984	178,802,461	—	269,692,445

Liabilities
Payable for investments purchased	2,822,154	2,546,094	—	5,368,248
Payable for fund shares redeemed	—	205,264	—	205,264
Payable to Adviser	56,813	111,400	—	168,213
Accrued distribution fee	13,972	32,774	—	46,746
Accrued expenses and other liabilities	86,352	115,672	—	202,024

Total Liabilities	2,979,291	3,011,204	—	5,990,495

Net Assets	$87,910,693	$175,791,257	—	$263,701,950

Net assets consist of:
Paid in capital	64,584,233	149,236,903	—	213,821,136
Accumulated net investment income	32,349	587,541	—	619,890
Accumulated net realized gain (loss)	4,685,424	(12,695,610)	—	(8,010,186)
Net unrealized appreciation on:
Investments and foreign currency related items	18,608,687	38,662,423	—	57,271,110

Net assets	$87,910,693	$175,791,257	$—	$263,701,950

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	6,282,320	7,928,217	3,965,300	11,893,517
Net asset value and redemption price per share	$13.99	$22.17	$—	$22.17
Maximum offering price per share	$13.99	$22.17	$—	$22.17

[1] Cost of Investments	$70,239,013	$139,557,862	$0	$209,796,875

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Statements of Operations

October 31, 2005

(Unaudited)

	The Alexis Fund	The Tocqueville Fund	Adjustments	Pro Forma Combined Tocqueville Fund
Investment Income:
Dividends*	$1,476,648	$2,974,393	$—	$4,451,041
Interest	216,637	321,118	—	537,755

	1,693,285	3,295,511	—	4,988,796

Expenses:
Investment Adviser’s fee	533,058	1,225,468	133,265	1,891,791
Custody fees	16,877	22,504	—	39,381
Fund accounting fees	10,603	27,936	—	38,539
Transfer agent and shareholder services fees	77,702	49,693	(47,658)	79,737
Professional fees	271,599	114,326	(47,739)	338,186
Distribution fees	222,108	408,489	—	630,597
Administration fee	48,138	245,094	85,127	378,359
Printing and mailing expense	25,369	28,404	(20,000)	33,773
Registration fees	24,734	21,551	(24,734)	21,551
Trustee fees and expenses	24,001	20,272		44,273
Insurance expense	2,907	8,305	(2,907)	8,305
Other expenses	10,443	11,601	(10,000)	12,044

Total expenses before waiver	1,267,539	2,183,643	65,353	3,516,535
Less: Fees waived	(117,910)	—	(245,641)	(363,551)

Net expenses	1,149,629	2,183,643	(180,288)	3,152,984

Net Investment Income (Loss)	543,656	1,111,868	180,288	1,835,812

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,696,966	9,077,871	—	13,774,837
Foreign currency translation	(5,934)	(11,417)	—	(17,351)

	4,691,032	9,066,454	—	13,757,486
Net change in unrealized appreciation (depreciation) on:
Investments	(645,579)	9,388,720	—	8,743,141
Foreign currency translation	(326)	(226)	—	(552)

	(645,905)	9,388,494	—	8,742,589
Net gain on investments and foreign currency	4,045,127	18,454,948	—	22,500,075

Net Increase in Net Assets Resulting from Operations	$4,588,783	$19,566,816	$180,288	$24,335,887

* Net of foreign taxes withheld	$59,961	$29,995	$—	$89,956

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of October 31, 2005

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Common Stocks - 93.8%
Aerospace & Defense - 1.2%
Boeing Co.			50,000	$3,232,000	50,000	$3,232,000

Banks - 5.3%
East West Bancorp, Inc.	40,000	$1,531,600			40,000	1,531,600
First Midwest Bancorp, Inc.	30,000	1,140,600			30,000	1,140,600
Hang Seng Bank Ltd. - ADR	125,000	1,620,475			125,000	1,620,475
HSBC Holdings PLC - ADR	28,464	2,241,824			28,464	2,241,824
M&T Bank Corp.	17,500	1,882,650			17,500	1,882,650
Marshall & Isley Corp.	35,000	1,503,600			35,000	1,503,600
Mercantile Bankshares Corp.	40,000	2,254,400			40,000	2,254,400
Zions Bancorp.	25,000	1,836,750			25,000	1,836,750

		14,011,899				14,011,899

Beverages - 0.5%
Koninklijke Grolsch N.V. (NETH)	50,000	1,303,316			50,000	1,303,316

Building & Housing - 0.6%
Masco Corp.	50,000	1,425,000			50,000	1,425,000

Capital Markets - 1.2%
The Bank of New York Co., Inc.			100,000	3,129,000	100,000	3,129,000

Chemicals - 2.6%
EI Du Pont de Nemours & Co.			125,000	5,211,250	125,000	5,211,250
Olin Corp.			50,000	894,000	50,000	894,000
W.R. Grace & Co.(a)			100,000	752,000	100,000	752,000

				6,857,250		6,857,250

Commercial Banks - 2.4%
Mitsubishi Tokyo Financial Group, Inc. ADR(b)			500,000	6,345,000	500,000	6,345,000

Commercial Services & Supplies - 3.2%
Avery Dennison Corp.	40,000	2,266,000	30,000	1,699,500	70,000	3,965,500
DeVry, Inc.(a)			75,000	1,695,000	75,000	1,695,000
Steelcase, Inc.			200,000	2,864,000	200,000	2,864,000

		2,266,000		6,258,500		8,524,500

Communications Equipment - 4.7%
Cisco Systems, Inc.(a)	100,000	1,745,000	203,200	3,545,840	303,200	5,290,840
Nokia Oyj ADR(b)	100,000	1,682,000	150,000	2,523,000	250,000	4,205,000
Tellabs, Inc.(a)			300,000	2,868,000	300,000	2,868,000

		3,427,000		8,936,840		12,363,840

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of October 31, 2005

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Computers & Peripherals - 0.9%
International Business Machines Corp.			30,000	2,456,400	30,000	2,456,400

Construction Materials - 1.0%
Cemex S.A. de C.V. ADR(b)			50,000	2,603,500	50,000	2,603,500

Consumer Non-Durables - 0.7%
Colgate-Palmolive Co.	35,000	1,853,600			35,000	1,853,600

Containers & Packaging - 0.8%
Sonoco Products Co.			75,000	2,122,500	75,000	2,122,500

Diversified Manufacturing - 0.7%
3M Co.	25,000	1,899,500			25,000	1,899,500

Drug & Hospital Supplies - 4.2%
Eli Lilly and Company	25,000	1,244,750			25,000	1,244,750
Johnson & Johnson	40,000	2,504,800			40,000	2,504,800
Medtronic, Inc.	30,000	1,699,800			30,000	1,699,800
Novartis AG - ADR	40,000	2,152,800			40,000	2,152,800
Pfizer Inc.	10,000	217,400			10,000	217,400
Sepracor, Inc.	30,000	1,687,500			30,000	1,687,500
Stryker Corp.	20,000	821,400			20,000	821,400
Zimmer Holdings, Inc.	12,500	797,125			12,500	797,125

		11,125,575				11,125,575

Electric Utilities - 3.1%
FPL Group, Inc.			60,000	2,583,600	60,000	2,583,600
Korea Electric Power Corp. ADR			100,000	1,633,000	100,000	1,633,000
TXU Corp.			40,000	4,030,000	40,000	4,030,000

				8,246,600		8,246,600

Electrical Appliances, Television And Radio Sets - 1.0%
Samsung Electronics Co., Ltd. GDR(b)			9,300	2,467,602	9,300	2,467,602

Electronic Equipment & Instruments - 0.6%
Symbol Technologies, Inc.			200,000	1,660,000	200,000	1,660,000

Energy Equipment & Services - 2.3%
GlobalSantaFe Corp.			75,000	3,341,250	75,000	3,341,250
Schlumberger Ltd.			30,000	2,723,100	30,000	2,723,100

				6,064,350		6,064,350

Food & Staples Retailing - 2.3%
Wal-Mart Stores, Inc.	30,000	1,419,300	100,000	4,731,000	130,000	6,150,300

Food Services - 0.5%
Sysco Corp.	40,000	1,276,400			40,000	1,276,400

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of October 31, 2005

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Food Products - 1.5%
Nutreco Holding NV			50,268	2,021,781	50,268	2,021,781
Sara Lee Corp.			100,000	1,785,000	100,000	1,785,000

				3,806,781		3,806,781

Furnishings & Appliances - 0.5%
Leggett & Platt, Inc.	60,000	1,202,400			60,000	1,202,400

Gaming - 1.1%
Scientific Games Corp. – Class A(a)			100,000	2,996,000	100,000	2,996,000

Health Care Equipment & Supplies - 3.9%
Health Care Select Sector SPDR Fund			275,000	8,368,250	275,000	8,368,250
Thoratec Corp.(a)			100,000	1,978,000	100,000	1,978,000

				10,346,250		10,346,250

Healthcare - 0.9%
United Health Group, Inc.	40,000	2,315,600			40,000	2,315,600

Industrial Conglomerates - 0.6%
General Electric Company			50,000	1,695,500	50,000	1,695,500

Information Technology - 3.0%
Automatic Data Processing, Inc.	40,000	1,866,400			40,000	1,866,400
Dell, Inc.(a)	55,000	1,753,400			55,000	1,753,400
EMC, Corp.(a)	200,000	2,792,000			200,000	2,792,000
Molex, Inc.	60,000	1,518,600			60,000	1,518,600

		7,930,400				7,930,400

Insurance - 7.8%
The Allstate Corp.			50,000	2,639,500	50,000	2,639,500
American International Group, Inc.	30,000	1,944,000	75,000	4,860,000	105,000	6,804,000
Conseco, Inc.(a)			170,000	3,451,000	170,000	3,451,000
Hannover Rueckverischerung AG (GER)	60,000	2,164,404			60,000	2,164,404
IPC Holdings Ltd.(b)			75,000	1,974,750	75,000	1,974,750
Willis Group-(UK)	50,000	1,857,000			50,000	1,857,000
Zenith National Insurance Corp.			37,500	1,688,250	37,500	1,688,250

		5,965,404		14,613,500		20,578,904

Internet Software & Services - 0.7%
webMethods, Inc.(a)			250,000	1,740,000	250,000	1,740,000

Leisure Equipment & Products - 0.6%
Mattel, Inc.			100,000	1,475,000	100,000	1,475,000

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of October 31, 2005

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Machinery - 2.2%
Deere & Co.			10,000	606,800	10,000	606,800
Manitowoc Co.			50,000	2,660,500	50,000	2,660,500
Parker Hannifin Corp.			40,000	2,507,200	40,000	2,507,200

				5,774,500		5,774,500

Media - 2.4%
Clear Channel Communications, Inc.			50,000	1,521,000	50,000	1,521,000
Dow Jones & Co., Inc.	40,000	1,356,400	100,000	3,391,000	140,000	4,747,400

		1,356,400		4,912,000		6,268,400

Metals & Mining - 8.8%
Alcoa, Inc.			150,000	3,643,500	150,000	3,643,500
Cleveland-Cliffs, Inc.			30,000	2,446,200	30,000	2,446,200
Inco Ltd.(b)			100,000	4,022,000	100,000	4,022,000
Newmont Mining Corp.			125,000	5,325,000	125,000	5,325,000
Phelps Dodge Corp.			30,000	3,614,100	30,000	3,614,100
Teck Cominco Ltd.			100,000	4,219,000	100,000	4,219,000

				23,269,800		23,269,800

Oil & Gas - 5.1%
Devon Energy Corp.	21,880	1,321,114	60,000	3,622,800	81,880	4,943,914
Murphy Oil Corp.	30,000	1,405,500	100,000	4,685,000	130,000	6,090,500
Total SA - ADR	20,000	2,520,400			20,000	2,520,400

		5,247,014		8,307,800		13,554,814

Paper & Forest Products - 3.0%
International Paper Company			100,000	2,918,000	100,000	2,918,000
Weyerhaeuser Co.	30,000	1,900,200	50,000	3,167,000	80,000	5,067,200

		1,900,200		6,085,000		7,985,200

Prepackaged Software - 0.6%
Bio-key International, Inc.(a)(c)(e)(f)			47,090	—	47,090	—
Indus International, Inc.(a)			500,000	1,447,000	500,000	1,447,000

				1,447,000		1,447,000

Publishing - 1.4%
Getty Images, Inc.(a)	25,000	2,075,250			25,000	2,075,250
John Wiley & Sons, Inc. - Class A	44,000	1,724,800			44,000	1,724,800

		3,800,050				3,800,050

Real Estate Investment Trust - 1.3%
General Growth Properties, Inc.	80,000	3,398,400			80,000	3,398,400

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of October 31, 2005

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Retailing - 1.2%
Borders Group, Inc.	75,000	1,472,250			75,000	1,472,250
Carrefour SA	35,000	1,556,190			35,000	1,556,190

		3,028,440				3,028,440

Semiconductor & Semiconductor Equipment - 2.7%
Applied Materials, Inc.			50,000	819,000	50,000	819,000
Intel Corp.	70,000	1,645,000	125,000	2,937,500	195,000	4,582,500
Ultratech, Inc.(a)			125,000	1,722,500	125,000	1,722,500

		1,645,000		5,479,000		7,124,000

Software - 3.3%
Microsoft Corp.	65,000	1,670,500	200,000	5,140,000	265,000	6,810,500
Oracle Corp.(a)			150,000	1,902,000	150,000	1,902,000

		1,670,500		7,042,000		8,712,500

Telecommunications - 0.5%
Andrew Corp.(a)	130,000	1,380,600			130,000	1,380,600

Transportation - 0.7%
TNT NV ADR (NETH)	75,000	1,770,000			75,000	1,770,000

Water Supply - 0.2%
Purecycle Corp.(a)			100,000	642,000	100,000	642,000

Total Common Stocks (Cost $190,058,836)		82,617,998		164,742,673		247,360,671

	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value
Preferred Stock - 0.4%
Biotechnology - 0.4%
Zymequest, Inc.(a)(c)(e)(f)			400,000	960,000	400,000	960,000

Total Preferred Stock (Cost $960,000)				960,000		960,000

Warrants - 0.0%
Bio-key Warrants, $1.35 strike price, expires 4/14/09(a)(e)			262,500	—	262,500	—
Bio-key Warrants, $1.55 strike price, expires 9/29/29(a)(e)			111,111	—	111,111	—

Total Warrants (Cost $0)				—		—

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of October 31, 2005

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value
U.S. Government Bonds - 1.5%
Freddie Mac, 3.90%, 8/27/2009(d)			$2,000,000	1,973,384	$2,000,000	1,973,384
Freddie Mac, 3.70%, 8/25/2009(d)			2,000,000	1,969,554	2,000,000	1,969,554

Total U.S. Government Bonds (Cost $4,033,132)				3,942,938		3,942,938

Convertible Bond - 0.1%
Bio-key International
11.00%, due 9/29/2007(e)			390,625	390,625	390,625	390,625

Total Convertible Bond (Cost $390,625)				390,625		390,625

Treasury Bond - 1.4%
UK Treasury Bond 7.50%, 12/07/2006 (cost $3,599,349)	2,000,000	3,660,166			2,000,000	3,660,166

Short-Term Investments - 4.1%
Money Market Funds - 1.0%
Fidelity Institutional Money Market Portfolio	2,569,696	2,569,696			2,569,696	2,569,696

Repurchase Agreement - 1.4%
Repurchase Agreement with U.S. Bank, N.A., 3.50%, dated 10/31/05, due 11/1/05, collateralized by a Freddie Mac 15-Year Fixed (Pool #5592) valued at $3,880,815. Repurchase proceeds of $3,735,358 (Cost $3,735,000)			3,735,000	3,735,000	3,735,000	3,735,000

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Schedule of Investments as of October 31, 2005

(Unaudited)

	The Alexis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
U.S. Treasury Bills - 1.7%
3.79%, due 2/09/2006			2,500,000	2,473,473	2,500,000	2,473,473
3.90%, due 2/23/2006			2,000,000	1,975,576	2,000,000	1,975,576

(Cost $4,450,237)				4,449,049		4,449,049

Total Short-Term Investments (Cost $10,754,933)		2,569,696		8,184,049		10,753,745

Total Investments (Cost $209,796,875) - 101.3%		88,847,860		178,220,285		267,068,145
Liabilities in Excess of Other Assets - (1.3)%		(937,167)		(2,429,028)		(3,366,195)

Total Net Assets - 100.0%		$87,910,693		$175,791,257		$263,701,950

Country Abbreviations:

(CH) - Switzerland	(HK) - Hong Kong
(FR) - France	(NETH) - Netherlands
(FI) - Finland	(UK) - United Kingdom
(GER) - Germany

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

GDR—Global Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Bermuda 0.7%; Canada 3.1%; Finland 0.9%; Japan 2.4%; Mexico 1.0%; Netherlands 0.8%; South Korea 1.5%.
(c)	Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at October 31, 2005 was $960,000 which represented 0.4% of net assets.
(d)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.
(e)	Fair valued security; see Note 2. The aggregate value of fair valued securities at October 31, 2005 was $1,350,625 which represented 0.5% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.

See Notes to Pro Forma Financial Statements (Unaudited)

Notes to the Pro Forma Financial Statements October 31, 2005 (Unaudited)

1. BASIS OF COMBINATION

The Pro Forma Combined Statement of Assets and Liabilities, including the Portfolio of Investments (“Pro Forma Statements”) as of October 31, 2005, and the related Combined Statement of Operations for the twelve months ended October 31, 2005, reflect the accounts of The Tocqueville Fund series of The Tocqueville Trust (“Tocqueville Fund”) and The Tocqueville Alexis Fund series of The Tocqueville Alexis Trust (“Alexis Fund”). The Pro Forma Combined Statement of Assets and Liabilities has been restated to reflect a tax free exchange of Alexis Fund shares as of the close of business on October 31, 2005. Tocqueville Asset Management L.P., the Funds’ adviser, will pay all the costs associated with the reorganization.

The Pro Forma Statements give effect to the proposed transfer of substantially all assets and liabilities of Alexis Fund in exchange for shares of Tocqueville Fund. In conjunction with the reorganization, Tocqueville Fund is the surviving fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of Tocqueville Fund and Alexis Fund included in their respective Statements of Additional Information.

2. VALUATION

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued interest, approximates fair value.

3. CAPITAL SHARES

The Pro Forma Combined net asset value per share assumes the issuance of additional shares of Tocqueville Fund which would have been issued at October 31, 2005, in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the October 31, 2005, net asset value per share of Tocqueville Fund ($22.17).

The Pro Forma number of shares outstanding are determined as follows:

Shares of Tocqueville Fund: 7,928,217

Additional Shares to be issued to Alexis Fund: 3,965,300

Pro Forma Shares Outstanding for the Combined Tocqueville Fund: 11,893,517

The Pro Forma Statements assume that all shares of Alexis Fund outstanding on October 31, 2005, were exchanged, tax free, for shares of Tocqueville Fund.

4. PRO FORMA OPERATING EXPENSES

The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of Tocqueville Fund, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro Forma operating expenses include the expenses of Tocqueville Fund and Alexis Fund combined, adjusted for certain items which are factually supportable. All fees other than the Trustee fees and expenses have been charged to the combined entity based upon the contract in effect for Tocqueville Fund at the level of assets of the combined fund for the stated period.

5. FEDERAL INCOME TAX

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Accounting principles generally accepted in the United States of America (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

23